UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NCS Multistage Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NCS Multistage Holdings, Inc.

NOTICE & PROXY

STATEMENT

2023 Annual Meeting of Stockholders

May 25, 2023 at 9:00 a.m., Central Time

19350 State Highway 249, Suite 600, Houston, Texas 77070

NCS MULTISTAGE HOLDINGS, INC.

19350 STATE HIGHWAY 249, SUITE 600, HOUSTON, TEXAS 77070

April 6, 2023

To our stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of NCS Multistage Holdings, Inc. at 9:00 a.m., Central Time, on May 25, 2023, at our offices at 19350 State Highway 249, Suite 600, Houston, Texas 77070.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting and provide details regarding how to attend the meeting.

We are providing access to our proxy materials over the Internet under the United States Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this Proxy Statement and our 2022 Annual Report to Stockholders. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how you can receive a paper copy of our proxy materials, including this Proxy Statement, our 2022 Annual Report to Stockholders, and a form of proxy card or voting instruction card. All stockholders who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail unless they previously have requested delivery of proxy materials electronically.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials in the mail or by email, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person at the Annual Meeting, even if you have previously submitted your proxy, as your proxy is revocable at your option.

Thank you for your support and continued interest in NCS Multistage Holdings, Inc.

Sincerely,

Ryan Hummer

Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 25, 2023

Meeting Information

Date: May 25, 2023

Time: 9:00 a.m., Central Time

Location: 19350 State Highway 249, Suite 600, Houston, Texas 77070

Record Date: April 3, 2023

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of NCS Multistage Holdings, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), will be held at 9:00 a.m., Central Time, on May 25, 2023, at our offices at 19350 State Highway 249, Suite 600, Houston, Texas 77070, for the following purposes:

•

To elect W. Matt Ralls, John Deane and Ryan Hummer as Class III Directors to serve until our 2026 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2023;

•	To approve, on an advisory basis, the compensation of our named executive officers;

•	To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers; and

•	To approve the Amended and Restated 2017 Equity Incentive Plan.

In addition, we will consider the transaction of any other business properly brought at the Annual Meeting or any adjournment or postponement thereof. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting. Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Holders of record of our common stock, $0.01 par value, at the close of business on April 3, 2023, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. For a period of 10 days prior to the Annual Meeting, a list of stockholders entitled to vote at the meeting will be available for inspection during ordinary business hours at the offices of the Company at 19350 State Highway 249, Suite 600, Houston, Texas 77070.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares in person at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors,

Executive Vice President, General Counsel and Secretary

This Notice of Annual Meeting and Proxy Statement and Form of Proxy

are being distributed and made available on or about April 6, 2023.

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board of Directors” or the “Board”) of NCS Multistage Holdings, Inc. (“we,” “us,” “our,” “NCS” or the “Company”) of proxies to be voted at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 19350 State Highway 249, Suite 600, Houston, Texas 77070 on May 25, 2023, at 9:00 a.m., Central Time, and at any continuation, postponement or adjournment of the Annual Meeting. Holders of record of shares of our common stock, $0.01 par value (“Common Stock”), at the close of business on April 3, 2023 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting.

As of the Record Date, there were approximately 2,438,877 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This Proxy Statement and our Annual Report to Stockholders for the year ended December 31, 2022 (the “2022 Annual Report”) will be released on or about April 6, 2023 to holders of our stock on the Record Date.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 25, 2023. This Proxy Statement and our 2022 Annual Report are available at http://www.proxyvote.com. You will need your 16-digit control number to access and view these materials.

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

•

To elect W. Matt Ralls, John Deane and Ryan Hummer as Class III Directors to serve until our 2026 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified; and

•	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2023.

•	To approve, on an advisory basis, the compensation of our named executive officers.

•	To determine whether future votes to approve, on an advisory basis, the compensation of our named executive officers will be held every one, two or three years.

•	To approve the Amended and Restated 2017 Equity Incentive Plan.

In addition, we will consider the transaction of any other business properly brought at the Annual Meeting or any adjournment or postponement thereof.

We know of no other business that will be presented at the Annual Meeting. However, if any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your Common Stock will be voted on your behalf as you direct. The Board of Directors recommends that you vote:

•	FOR the election of W. Matt Ralls, John Deane and Ryan Hummer as Class III Directors;

•	FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2023;

•	FOR the approval, on an advisory basis, of the compensation of our named executive officers;

•	EVERY YEAR as the frequency of future advisory votes on the compensation of our named executive officers; and

•	FOR approval of the Amended and Restated 2017 Equity Incentive Plan.

INFORMATION ABOUT THIS PROXY STATEMENT

Why You Received This Proxy Statement. You are viewing or have received these proxy materials because the Company’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting, which will be held at 19350 State Highway 249, Suite 600, Houston, Texas 77070 on May 25, 2023. As a stockholder, you are invited to participate in the Annual Meeting and to vote on the business items described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under the rules of the United States Securities and Exchange Commission (the “SEC”) and is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, we are making this Proxy Statement and our 2022 Annual Report available to our stockholders electronically via the Internet. On or about April 6, 2023, we sent by mail or email to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this Proxy Statement and our 2022 Annual Report and to vote online. If you received an Internet Notice, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you how to access and review all of the information contained in the Proxy Statement and the 2022 Annual Report. The Internet Notice also instructs how you may submit your proxy over the Internet. If you received an Internet Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice. In addition, the Internet Notice contains instructions on how you may request proxy materials in printed form by mail or electronically on an ongoing basis.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. Alternatively, stockholders sharing an address who are receiving multiple copies of the proxy materials or Internet Notice, as applicable, may request to receive a single copy of such materials in the future. Instructions for making these requests are provided below under “Questions and Answers about the 2023 Annual Meeting of Stockholders.”

QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING OF STOCKHOLDERS

Who Is Entitled to Vote at the Annual Meeting?

Each holder of shares of Common Stock issued and outstanding as of the close of business on April 3, 2023 (the Record Date for the Annual Meeting) is entitled to cast one vote per share on items being voted on at the Annual Meeting. You may vote all shares owned by you as of that time, including (a) shares held directly in your name as the stockholder of record and (b) shares held for you as the beneficial owner through a broker, trustee or other nominee. At the close of business on the Record Date, there were 2,438,877 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting.

What Is the Difference Between Being a “Record Holder” and Holding Shares in “Street Name” as a Beneficial Owner?

A record holder holds shares in his or her own name. Shares held in “street name” means shares that are held in the name of a broker, trustee or other nominee on a person’s behalf. If your shares are held in “street name” you are considered the “beneficial owner” of those shares. As the beneficial owner, you have the right to direct your broker, trustee or other nominee how to vote. You may also vote your shares during the Annual Meeting. Most of our stockholders are beneficial owners who hold their shares in street name rather than directly in their own name.

Am I Entitled to Vote If My Shares Are Held in “Street Name”?

Yes. If you are a beneficial owner whose shares are held in street name you have the right to direct your broker, trustee or other nominee how to vote your shares, and the nominee is required to vote your shares in accordance with your instructions. You may also vote your shares during the Annual Meeting by attending the Annual Meeting and voting your shares at that time.

How May I Obtain a Paper Copy of the Proxy Materials?

Stockholders receiving an Internet Notice will find instructions about how to obtain a paper copy of the proxy materials on their Internet Notice. Stockholders receiving an Internet Notice by email will find instructions about how to obtain a paper copy of the proxy materials as part of that email. All stockholders who do not receive an Internet Notice or an email will receive a paper copy of the proxy materials by mail.

I Share an Address with Another Stockholder, and We Received Only One Paper Copy of the Proxy Materials or Internet Notice. How May I Obtain an Additional Copy?

If you share an address with another stockholder, you may receive only one paper copy of the proxy materials or Internet Notice, as applicable, unless you have provided contrary instructions. If you are a beneficial owner and wish to receive a separate set of proxy materials or Internet Notice, please request the additional copy by contacting your individual broker, trustee or other nominee. If you are a stockholder of record and wish to receive a separate set of the proxy materials or Internet Notice, please contact Broadridge Financial Solutions, Inc. (“Broadridge”) at the following address: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 or call Broadridge at 1-866-540-7095.

In addition, all stockholders also may write to us at the address below to request a separate set of proxy materials or Internet Notice, as applicable:

NCS Multistage Holdings, Inc.

19350 State Highway 249, Suite 600

Houston, Texas 77070

Attn: Secretary

I Share an Address with Another Stockholder, and We Received More Than One Paper Copy of the Proxy Materials or Internet Notice. How Do We Obtain a Single Copy in the Future?

Beneficial owners of shares held through a broker, trustee or other nominee sharing an address who are receiving multiple copies of the proxy materials or Internet Notice, as applicable, and who wish to receive a single copy of such materials in the future may contact your individual broker, trustee or other nominee. Stockholders of record sharing an address who are receiving multiple copies of the proxy materials or Internet Notice, as applicable, and who wish to receive a single copy of such materials in the future may contact Broadridge at the following address: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 or call Broadridge at 1-866-540-7095.

How Can I Attend the Annual Meeting?

You are entitled to participate in the Annual Meeting only if you were a NCS Multistage Holdings, Inc. stockholder or joint holder as of the close of business on April 3, 2023, or if you hold a valid proxy for the Annual Meeting.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the Annual Meeting. If you hold your shares in street name, you may also need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from your broker or other nominee are examples of proof of ownership.

How Many Shares Must Be Present to Hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of the shares entitled to vote on the Record Date will constitute a quorum.

What If a Quorum Is Not Present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the chairperson of the Annual Meeting may adjourn the Annual Meeting.

How Do I Vote?

Even if you plan to participate in the Annual Meeting, we recommend that you vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting. There are three ways to vote by proxy:

VIA THE INTERNET

Stockholders who have received an Internet Notice by mail may submit proxies over the Internet by following the instructions on the Internet Notice. Stockholders who have received an Internet Notice by email may submit proxies over the Internet by following the instructions included in the email. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

BY TELEPHONE

Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling 1-800-690-6903 and following the instructions. Stockholders of record who have received an Internet Notice by mail must have the control number that appears on their Internet Notice available when voting. Stockholders of record who received an Internet Notice by email must have the control number included in the email available when voting. Stockholders of record who have received a proxy card by mail must have the control number that appears on their proxy card available when voting. Most stockholders who are beneficial owners of their shares living in the United States or Canada and who have received a voting instruction card by mail may vote by phone by calling the number specified on the voting instruction card provided by their broker, trustee or other nominee. Those stockholders should check the voting instruction card for telephone voting availability.

BY MAIL

Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

Internet and telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, or 10:59 p.m., Central Time, on May 24, 2023.

You can also vote at the Annual Meeting. You will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

Can I Change My Vote After I Submit My Proxy?

Yes. If you are the stockholder of record, you may change your vote by: (1) submitting a new proxy bearing a later date (which automatically revokes the earlier proxy); (2) providing a written notice of revocation to the Secretary at our offices at NCS Multistage Holdings, Inc., 19350 State Highway 249, Suite 600, Houston, Texas 77070, prior to your shares being voted; or (3) participating in the Annual Meeting and voting your shares during the Annual Meeting. Participation in the Annual Meeting will not cause your previously submitted proxy to be revoked unless you specifically make that request.

For shares you hold beneficially in the name of a broker, trustee or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or by participating in the Annual Meeting and voting your shares during the Annual Meeting.

What Is the Deadline for Voting My Shares?

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close during the Annual Meeting.

If you are the beneficial owner of shares held through a broker, trustee or other nominee, please follow the voting instructions provided by your broker, trustee or nominee.

What Does It Mean If I Receive More Than One Internet Notice or More Than One Set of Proxy Materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the proxy card in the enclosed envelope.

Who Will Count the Votes?

The person appointed as inspector of election will tabulate and certify the votes.

Is My Vote Confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the votes; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which may be forwarded to management for review.

What If I Do Not Specify How My Shares Are to Be Voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors.

Will Any Other Business Be Conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. However, if any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

How Many Votes Are Required for the Approval of the Proposals to Be Voted upon and How Will Abstentions and Broker Non-Votes Be Treated?

Proposal	Votes Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors.	Votes withheld and broker non-votes will have no effect on this proposal.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast.	Abstentions will have no effect on this proposal. Brokers have discretion to vote on this proposal.

Proposal	Votes Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 3: Approval of the Advisory Vote on Named Executive Officer Compensation	The affirmative vote of a majority of the votes cast.	Abstentions and broker non-votes will have no effect on this proposal.
Proposal 4: Advisory Vote on the Frequency of an Advisory Vote on Named Executive Officer Compensation	The frequency that receives the most votes will be deemed the advice of the stockholders.	Abstentions and broker non-votes will have no effect on this proposal.
Proposal 5: Approval of the Amended and Restated 2017 Equity Incentive Plan	The affirmative vote of a majority of the votes cast.	Abstentions and broker non-votes will have no effect on this proposal.

What Is an Abstention and How Will Votes Withheld and Abstentions Be Treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of all of the other proposals represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. However, votes withheld and abstentions will otherwise have no effect on the proposals.

What Are Broker Non-Votes and Do They Count for Determining a Quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes are included to determine whether a quorum is present. However, on the proposals regarding the election of directors, the approval of the advisory vote on named executive officer compensation, the advisory vote on the frequency of an advisory vote on named executive officer compensation and the approval of the Amended and Restated 2017 Equity Incentive Plan, broker non-votes will have no effect on the proposal.

Where Can I Find the Voting Results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results on a Current Report on Form 8-K, which we will file with the SEC shortly after the Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, three Class III directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2026 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

Our Board is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class III, whose term will expire at the Annual Meeting; Class I, whose term will expire at the 2024 Annual Meeting of Stockholders; and Class II, whose term will expire at the 2025 Annual Meeting of Stockholders.

We currently have ten directors on our Board. The current Class III directors are W. Matt Ralls, John Deane and Marty Stromquist, the current Class I directors are Michael McShane, Gurinder Grewal and Valerie Mitchell and the current Class II directors are Matthew Fitzgerald, David McKenna, Robert Nipper and Ryan Hummer. Mr. Stromquist, a current Class III director, has agreed not be nominated for re-election at the Annual Meeting. In order to distribute all classes as nearly equally as possible, Messrs. Ralls and Deane, current Class III directors, and Mr. Hummer, a current Class II director, have each agreed to be nominated for election to our Board as Class III directors at the Annual Meeting.

As indicated in our Second Amended and Restated Certificate of Incorporation (as amended by our Certificate of Amendment, effective as of December 1, 2020, our “Certificate of Incorporation”) our Board consists of such number of directors as determined from time to time by resolution adopted by a majority of the Board then in office. Any vacancies on the Board and any additional directorships resulting from an increase in the number of directors may be filled only by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by a sole remaining director. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Because Advent International Corporation (“Advent”) controls a majority of the voting power of our Common Stock, it controls the election of our directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares represented by the proxy to elect as Class III directors the persons whose names and biographies appear below as nominees to the Board. All of the persons whose names and biographies appear below are currently serving as our directors. If any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

Vote Required. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the below Class III director nominees.

NOMINEES FOR CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2023 ANNUAL MEETING)

The current members of the Board of Directors who are also nominees for election as Class III directors are as follows:

Name	Age	Served as Director Since	Positions with Company
W. Matt Ralls	73	2017	Director
John Deane	71	2012	Director
Ryan Hummer	45	2022	Chief Executive Officer and Director

The principal occupations and business experience, for at least the past five years, of Messrs. Ralls and Deane, current Class III directors, and Mr. Hummer, a current Class II director, and each nominated for election as a Class III director at the Annual Meeting are as follows:

W. MATT RALLS

Mr. Ralls has served as one of our directors since March 2017. Mr. Ralls previously served as Executive Chairman of Rowan Companies plc from April 2014 to April 2016, its Chief Executive Officer from January 2009 until April 2014, and its President and Chief Executive Officer from January 2009 to April 2013. Mr. Ralls served as Senior Vice President and Chief Financial Officer from 2001 to 2005 and as Executive Vice President and Chief Operating Officer of GlobalSantaFe Corporation from 2005 until the completion of the merger of GlobalSantaFe with Transocean, Inc. in 2007. Mr. Ralls previously served on the boards of directors of Cabot Oil & Gas Corporation, Pacific Drilling, S.A., Superior Energy Services, Inc. and Rowan Companies plc as well as the boards of the American Petroleum Institute, the National Oceanic Industries Association and the International Association of Drilling Contractors. We believe that Mr. Ralls’ boardroom experience and broad management experience in the oil and natural gas industry qualify him to serve as one of our directors.

JOHN DEANE

Mr. Deane has served as one of our directors since December 2012 and served as Chairman of the Board from December 2012 to April 2016. Since October 2009, Mr. Deane has been an Operating Partner for Advent in the oil and natural gas industry, primarily in the services sector and serves on the board of directors of Variperm Energy Services and previously served on the board of directors of RGL Reservoir Management Inc. prior to its acquisition by Variperm Energy Services. Prior to his engagement with Advent, Mr. Deane served as President of ReedHycalog, L.P., Vice President of Schlumberger Limited, President of Hycalog and numerous executive and technical positions with Reed Tool Co. and Camco Intl. Mr. Deane has over 40 years of experience in the oil and natural gas industry, specializing in drilling technology. Mr. Deane holds a B.S. in Physics from the Colorado School of Mines. We believe that Mr. Deane’s management experience and expertise in the oil and natural gas industry qualify him to serve as one of our directors.

RYAN HUMMER

Mr. Hummer is our Chief Executive Officer and has served as a member of our Board since November 2022. He previously served as our Chief Financial Officer and Treasurer from March 2020 until November 2022 and our Chief Financial Officer from November 2016 until March 2020. Prior to the Chief Financial Officer role, Mr. Hummer previously served as Executive Vice President, Corporate Development from August 2015 until November 2016 and as Vice President, Corporate Development from July 2014 until August 2015. Prior to joining us, Mr. Hummer served as Director, Investment Banking at Lazard Freres & Co. from January 2011 to April 2014, during which time he advised clients on a broad range of transactions, including mergers & acquisitions, restructuring and debt and equity capital raises. Mr. Hummer holds a B.S. in Economics from the Wharton School of the University of Pennsylvania. We believe Mr. Hummer’s experience with the Company and in the industry provides insight and informational knowledge about our company and qualify him to serve as one of our directors.

CONTINUING MEMBERS OF THE BOARD: CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2024 ANNUAL MEETING)

The current members of the Board of Directors who are Class I directors are as follows:

Name	Age	Served as Director Since	Positions with Company
Michael McShane	68	2012	Chairman
Gurinder Grewal	45	2012	Director
Valerie Mitchell	51	2019	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:

MICHAEL MCSHANE

Mr. McShane has served as the Chairman of our Board since February 2017 and as one of our directors since December 2012. Since September 2009, Mr. McShane has been an Operating Partner for Advent in the oil and natural gas services and equipment sector. Prior to his engagement with Advent, Mr. McShane was the Chairman and Chief Executive Officer of Grant Prideco Inc., a manufacturer and supplier of oilfield drill pipe and other drill stem products. Prior to joining Grant Prideco, Mr. McShane was Senior Vice President—Finance and Chief Financial Officer of BJ Services Company, a provider of pressure pumping, cementing, stimulation and coiled tubing services for oil and natural gas operators. Mr. McShane currently serves on the board of directors of Forum Energy Technologies, Inc. and previously served on the boards of directors of Enbridge Inc., Superior Energy Services, Inc. and Oasis Petroleum Inc. We believe that Mr. McShane’s management experience and broad experience in the energy industry qualify him to serve as one of our directors.

GURINDER GREWAL

Mr. Grewal has served as one of our directors since December 2012. Since September 2022, he is the managing partner of 42 North Renewables and he was previously the senior vice president of strategy at Rapid Micro Biosystems, a position he held from March 2021 through August 2022. Prior to joining Rapid Micro Biosystems, Mr. Grewal was a managing director at Advent, from 2009 through February 2021, where he focused on investments in the energy and industrial sectors. Prior to joining Advent, Mr. Grewal was a vice president at Bain Capital where he was involved in investments in several large companies in the industrial, media and retail sectors. He previously served on the boards of Culligan International Group, BOS Solutions Ltd., Oleoducto Central S.A. (Ocensa), Quala and RGL Reservoir Management Inc. Mr. Grewal received an H.B.A. from the Richard Ivey School of Business at the University of Western Ontario and an M.B.A. from Harvard Business School. We believe that Mr. Grewal’s experience in the private equity and energy industries qualify him to serve as one of our directors.

VALERIE MITCHELL

Ms. Mitchell has served as one of our directors since August 2019. She is the President of Troy Energy, a position she has held since March 2020. She also currently serves on the board of directors, and on the Reserves Committee, of Freehold Royalties since June 2022. Previously, Ms. Mitchell served as the Chief

Executive Officer and member of the board of directors of Corterra Energy, LLC from December 2016 through November 2019. Prior to that, she served in various positions with Newfield Exploration Company from 2004 through 2016, including as the Vice President, Mid-Continent from February 2015 through August 2016, Vice President, Corporate Development from May 2014 through January 2015 and General Manager, Mid-Continent Region from December 2011 through April 2014. She holds a B.S. in Chemical Engineering from the University of Missouri. Ms. Mitchell has over 15 years of operational leadership experience in the oil and natural gas industry. We believe that Ms. Mitchell’s management experience and expertise in the oil and natural gas industry qualify her to serve as one of our directors.

CONTINUING MEMBERS OF THE BOARD: CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2025 ANNUAL MEETING)

The current members of the Board of Directors who are Class II directors are as follows:

Name	Age	Served as Director Since	Positions with Company
Matthew Fitzgerald	65	2017	Director
David McKenna	55	2012	Director
Robert Nipper	58	2012	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

MATTHEW FITZGERALD

Mr. Fitzgerald has served as one of our directors since February 2017. Mr. Fitzgerald has been a private investor since he retired from Grant Prideco, Inc. following its merger with National Oilwell Varco in 2008. He had served as Senior Vice President and Chief Financial Officer beginning in January 2004 and as Treasurer beginning in February 2007. Mr. Fitzgerald held the positions of Executive Vice President, Chief Financial Officer, and Treasurer of Veritas DGC from 2001 until January 2004. Mr. Fitzgerald also served as Vice President and Controller for BJ Services Company from 1989 to 2001. He previously served on the boards of directors of Independence Contract Drilling, Inc., Oasis Midstream Partners LP and Rosetta Resources, Inc. Mr. Fitzgerald began his career as a certified public accountant with the accounting firm of Ernst & Whinney. He holds a Bachelor of Business Administration in Accounting and a Masters in Accountancy from the University of Florida. We believe that Mr. Fitzgerald’s diverse management experience and experience serving as a director qualify him to serve as one of our directors.

DAVID MCKENNA

Mr. McKenna has served as one of our directors since December 2012. He retired from his position as the managing partner of Advent in April 2022, where he coordinated the firm’s investment efforts in the North American industrial sector. Mr. McKenna joined Advent in 1992 and for eight years held various positions, including head of the firm’s Hong Kong office. In 2000, he joined Bain Capital, where he spent three years as a senior dealmaker working on large investments in the industrial, retail and consumer sectors before rejoining Advent in 2003. Mr. McKenna previously served on the boards of Serta Simmons Bedding LLC, ABC Supply Co. Inc., Aspen Technology Inc., Boart Longyear Limited, BOS Solutions Ltd., Bradco Supply, Culligan International Group, Keystone Automotive Operations Inc. and RGL Reservoir Management Inc. He holds an A.B. in English from Dartmouth College. We believe that Mr. McKenna’s experience at Advent and experience as a director of numerous private and public companies qualify him to serve as one of our directors.

ROBERT NIPPER

Mr. Nipper has served as one of our directors since December 2012. Mr. Nipper co-founded NCS and served as our Chief Executive Officer from November 2016 until November 2022 and from December 2012 until April 2016. He previously served as our Executive Chairman from April 2016 until February 2017. He has more than 30 years of industry experience and has invented several patented technologies relating to downhole oil and natural gas and geothermal service equipment. Prior to founding NCS, Mr. Nipper spent 18 years with Tri-State Oil Tools Inc. and Baker Hughes, including various operations and sales management positions. Prior to leaving Baker Hughes, he held the position of North American Marketing Manager. We believe Mr. Nipper’s extensive experience as the co-founder of NCS and over 30 years of industry experience provide insight and informational knowledge about our company and qualify him to serve as one of our directors.

We believe that all of our current Board members possess the professional and personal qualifications necessary for Board service, and we have highlighted particularly noteworthy attributes for each Board member in the individual biographies above. There are no family relationships between or among our directors and executive officers.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Grant Thornton LLP (“GT”) as our independent registered public accounting firm for the year ending December 31, 2023. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of GT is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

GT also served as our independent registered public accounting firm for the years ended December 31, 2022 and 2021. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of GT is expected to attend the Annual Meeting to respond to appropriate questions from stockholders and will be afforded the opportunity to make a statement at the Annual Meeting, if he or she desires to do so.

If the appointment of GT is not ratified by the stockholders, the Audit Committee will consider this fact and reconsider the appointment of the independent auditors for the year ending December 31, 2023. Even if the appointment of GT is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of the Company and our stockholders.

Vote Required. This proposal requires the approval of the affirmative vote of a majority of the votes properly cast. Abstentions and broker non-votes will have no effect with respect to this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of GT, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm.

PROPOSAL 3: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Our Board of Directors proposes that stockholders provide advisory (non-binding) approval of the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with the SEC’s rules (commonly known as a “say-on-pay” proposal). Inclusion of a “say-on-pay” proposal is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and provides our stockholders the opportunity to express their views regarding the compensation of our named executive officers.

Our executive officer compensation program is designed to attract, motivate, and retain our executive officers, who are critical to our success, and ensure alignment of such persons with stockholders. Under this program, our officers are rewarded for their service to the Company and the realization of increased stockholder value. We believe our executive officer compensation programs also are structured appropriately to support our Company and business. Please read the “Executive Compensation” section below for additional details about our executive officer compensation program, including information about the fiscal year 2022 compensation of our named executive officers.

The Compensation, Nominating and Governance Committee continually reviews our compensation program to ensure the program is designed to reward executives for long-term strategic management and the enhancement of stockholder value and comports with current market practices. We believe our executive compensation program achieves the following objectives:

•	Attract, motivate, and retain executives required to achieve corporate strategic plans;

•	Reward outstanding performance in achieving these goals without subjecting us to excessive or unnecessary risk; and

•	Align the interests of executives with the long-term interests of stockholders.

The Compensation, Nominating and Governance Committee evaluates the Company’s compensation policies and practices to ensure that they are consistent with good governance principles. Below are highlights of our governance practices:

What We Do	What We Don’t Do
Performance-based compensation	NO “single-trigger” change of control severance payments
Balance of short-and long-term incentives	NO guaranteed bonuses with cap of 200% of target for executives
Robust stock ownership guidelines	NO significant compensation in the form of perquisites for executives
Consider peer group reports when establishing compensation	NO evergreen provisions or liberal share recounting in the equity incentive plan
Maintain clawback discretion	NO excise tax gross-ups
Independent compensation consultant	NO repricing of underwater options

The Company’s compensation program for its named executive officers has been thoughtfully designed to support the Company’s long-term business strategies and drive creation of stockholder value. The Compensation, Nominating and Governance Committee designed the program to strike a balance of incentivizing necessary short-term tactical measures with the continued cultivation of longer-term corporate opportunities. Specifically, the program consists of performance-based compensation and long-term incentives, including:

•

Annual Cash Incentive Bonus Aligned with Performance. The Company’s annual cash incentive bonus was measured based on the generation of Adjusted EBITDA, a measure of profitability, for the year and contained a minimum level requirement whereby if the minimum level is not met, there would be no annual cash incentive award earned, and a maximum level cap of 200% of the target bonus. For 2022, the Company annual cash incentive bonus was structured as a stretch profit-sharing plan, where bonus payments above the minimum 25% level only occurred when the Company exceeded the budgeted Adjusted EBITDA set at the beginning of the year. Despite a meaningful improvement in the Company’s business from the prior year and the Company’s Adjusted EBITDA performance on budget, as a result of the bonus structure for the year, our named executive officers earned 25% of the target bonus. To retain and motivate employees, as well as reward them for achievement of performance at the Adjusted EBITDA target, the Board of Directors approved a discretionary bonus of an additional 10% of the target bonus under the 2022 annual cash incentive program.

•

Long-Term Incentives Linked to Shareholder Value. Long-term incentive awards comprise the largest portion of pay for our named executive officers. The Company’s long-term incentive awards consist of restricted stock units, equivalent stock units and performance stock unit awards, which reward the named executive officers for financial returns, absolute stock price appreciation, and relative shareholder return performance. Performance stock units are tied to the Company’s Total Shareholder Return (“TSR”) relative to the performance peer group over a performance period of three years.

We are asking our stockholders to indicate their support for the named executive officer compensation as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of NCS Multistage Holdings, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in its Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company or our Board. We value the opinions of our stockholders and to the extent there is any meaningful vote against the named executive officer compensation as disclosed in this Proxy Statement, we will review our stockholders’ concerns and the Board and Compensation, Nominating and Governance Committee will consider actions to address those concerns.

Vote Required. This proposal requires the approval of the affirmative vote of a majority of the votes properly cast. Abstentions and broker non-votes will have no effect with respect to this proposal. Brokers do not have discretionary authority to vote on the advisory vote on named executive officer compensation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Approval of the Advisory Vote on Named Executive Officer Compensation.

PROPOSAL 4: ADVISORY VOTE ON FREQUENCY OF AN ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Act also enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal 3 included in this Proxy Statement. This advisory “say-on-frequency” vote must be submitted to our stockholders at least once every six years. Stockholders may indicate whether they would prefer an advisory vote be held on named executive officer compensation once every one, two, or three years.

After careful consideration, our Board has determined that an advisory vote on named executive officer compensation that occurs every year is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for an every year interval for the advisory vote on named executive officer compensation. This recommendation is based on our belief that an annual advisory resolution on executive compensation will provide stockholders with a frequent and consistent opportunity to express their views on our executive compensation as disclosed in our annual proxy statements and will allow our Compensation, Nominating and Governance Committee to take our stockholders’ views into account more quickly than a less frequent vote would allow and to evaluate changes in our stockholders’ views over time as our executive compensation program evolves.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting. This vote is advisory and not binding on the Board or the Company in any way, and therefore the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on named executive officer compensation more or less frequently than the option approved by our stockholders.

Vote Required. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on named executive officer compensation that has been selected by stockholders. Abstentions and broker non-votes will have no effect with respect to this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote for the option of EVERY YEAR as the Frequency with which Stockholders are Provided an Advisory Vote on the Compensation of Named Executive Officers.

PROPOSAL 5: APPROVAL OF AMENDED AND RESTATED 2017 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the amended and restated 2017 Equity Incentive Plan (the “Amended and Restated 2017 EIP”), which would increase the total number of shares of Common Stock that are reserved for issuance to 626,626, which includes 551,626 shares of Common Stock that were previously approved by our stockholders for awards under the 2017 EIP (as defined below), as adjusted in December 2020 in connection with the October 2020 reverse stock split of our Common Stock (of which 77,887 remain unissued and available as of the Record Date) under the 2017 Equity Incentive Plan, as currently in effect (the “2017 EIP”), among other changes described below. On March 28, 2023, our Board of directors adopted the Amended and Restated 2017 EIP, subject to stockholder approval at our Annual Meeting. In the event that our stockholders do not approve this Proposal, the Amended and Restated 2017 EIP will not become effective, and the 2017 EIP, as not so amended and restated, will continue to be effective in accordance with its current terms with such 551,626 shares that remain under that plan. If the Amended and Restated 2017 EIP is not approved and we are unable to grant equity compensation in the future, we may need to consider other compensation alternatives, such as increasing cash compensation.

The 2017 EIP is our active plan for granting equity awards to eligible employees and non-employee directors. As of the Record Date, of the 551,626 shares authorized for issuance under the 2017 EIP, there were 77,887 shares remaining available for future grants. The Board believes that the adoption of our Amended and Restated 2017 EIP, and the additional shares of Common Stock reserved for issuance thereunder, is in the best interest of stockholders and the Company, as equity awards help to attract, retain and motivate talented key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent. In addition, the Amended and Restated 2017 EIP will allow the Company to continue to align the interests of eligible participants with those of the Company’s stockholders by providing long-term incentive compensation opportunities tied to the performance of the Company and its Common Stock.

The Amended and Restated 2017 EIP authorizes us to grant several types of equity awards: stock options, stock appreciation rights, restricted stock awards, restricted stock units (“RSU”), cash performance awards and stock awards. In practice, we have used the 2017 EIP to grant restricted stock units, restricted stock units designated as performance stock units (“PSU”) and stock options.

The following summary of the Amended and Restated 2017 EIP is qualified in its entirety by reference to the full text of the Amended and Restated 2017 EIP which is set forth in Annex A.

Vote Required. This proposal requires the approval of the affirmative vote of a majority of the votes properly cast. Abstentions and broker non-votes will have no effect with respect to this proposal. Brokers do not have discretionary authority to vote on the approval of the Amended and Restated 2017 EIP.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the approval of the Amended and Restated 2017 Equity Incentive Plan.

KEY CHANGES TO THE 2017 EQUITY INCENTIVE PLAN

We are requesting that the stockholders approve the Amended and Restated 2017 EIP, which includes approval of the following:

Addition of 75,000 Shares of Common Stock. The Board requests the addition of 75,000 shares of Common Stock under the Amended and Restated 2017 EIP. In determining the number of shares to request under the Amended and Restated 2017 EIP, we evaluated the current market environment and our share price, share availability, recent share usage, our historic annual equity grant rate and estimated future rate and our estimated number of shares needed to attract new hires. We carefully managed share usage under the 2017 EIP and if approved, we expect this additional share request would allow us to maintain our regular equity compensation programs without interruption.

Extended Term. The 2017 EIP was scheduled to terminate on June 11, 2030. If the Amended and Restated 2017 EIP is approved by the stockholders, it will instead be scheduled to terminate on May 25, 2033.

No Payment of Dividends on Unvested Awards. The Amended and Restated 2017 EIP prohibits the payment of dividends on unvested awards.

Removal of Limit on Certain Types of Awards; Section 162(m) of the U.S. Internal Revenue Code. The Tax Cut and Jobs Act of 2017 removed the performance-based compensation deductibility exception under Section 162(m) of the Internal Revenue Code of 1986, as amended, (the “Internal Revenue Code” and, “Section 162(m)”). Provisions of the 2017 EIP that provided specific requirements to grant awards intended to satisfy the performance-based compensation deductibility exception under Section 162(m) of the Code have been removed from the Amended and Restated 2017 EIP since that deductibility exception is no longer applicable to any new award grant. The Company may continue to grant performance-based awards under the 2017 EIP; only the provisions related to the performance-based compensation exception of Section 162(m) have been removed.

SUMMARY OF THE AMENDED AND RESTATED 2017 EQUITY INCENTIVE PLAN

Reservation of Shares. Assuming this proposal is approved, subject to adjustments as described below, the maximum aggregate number of shares of common stock that may be issued pursuant to awards granted under the Amended and Restated 2017 EIP will be 626,626.

In the event of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to our common stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting our common stock, appropriate and equitable adjustments will be made to the number and kind of shares of common stock available for grant, as well as to other maximum limitations under the Amended and Restated 2017 EIP, and the number and kind of shares of common stock or other terms of the awards that are affected by the event.

Share Counting. Awards that are required to be paid in cash pursuant to their terms will not reduce the share reserve. To the extent that an award granted under the Amended and Restated 2017 EIP is canceled, expired, forfeited, surrendered, settled by delivery of fewer shares than the number underlying the award or otherwise terminated without delivery of the shares to the participant, the shares of common stock retained by or returned to us will not be deemed to have been delivered under the Amended and Restated 2017 EIP, and will be available for future awards under the Amended and Restated 2017 EIP. Notwithstanding the foregoing, shares that are (i) withheld or separately surrendered from an award in payment of the exercise or purchase price or taxes relating to such an award or (ii) not issued or delivered as a result of the net settlement of an outstanding stock option or stock appreciation right will be deemed to constitute delivered shares and will not be available for future awards under the Amended and Restated 2017 EIP.

Administration. The Amended and Restated 2017 EIP will be administered by the compensation, nominating and corporate governance committee, such other committee of the Board appointed by the Board or the Board, as determined by the Board (the “Plan Administrator”). Subject to the limitations set forth in the Amended and Restated 2017 EIP, the Plan Administrator has the authority to, among other things, determine the persons to whom awards are to be granted, prescribe the restrictions, terms and conditions of all awards, interpret the Amended and Restated 2017 EIP and terms of awards and adopt rules for the administration, interpretation and application of the Amended and Restated 2017 EIP.

Eligibility. Awards under the Amended and Restated 2017 EIP may be granted to any employees, non-employee directors, consultants or other personal service providers to us or any of our subsidiaries. In its determination of eligible participants, the Plan Administrator may consider any and all factors it considers relevant or appropriate, and designation of a participant in any year does not require the Plan Administrator to designate that person to receive an award in any other year. As of the Record Date, 264 employees, 9 non-employee directors and no consultants or advisors are eligible to participate in the Amended and Restated 2017 EIP.

Stock Options. Stock options granted under the Amended and Restated 2017 EIP may be issued as either incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, or as nonqualified stock options. The exercise price of an option will be not less than 100% of the fair market value of a share of common stock on the date of the grant of the option, or such higher amount determined by the Plan Administrator. The Plan Administrator will determine the vesting and/or exercisability requirements and the term of exercise of each option, including the effect of termination of service of a participant or a change of control. The vesting requirements may be based on the continued employment or service of the participant for a specified time period or on the attainment of specified performance goals established by the Plan Administrator. The maximum term of an option will be ten years from the date of grant.

To exercise an option, the participant must pay the exercise price, subject to specified conditions, (i) in cash or, (ii) to the extent permitted by the Plan Administrator, (A) in shares of common stock, (B) through an open-market broker-assisted transaction, (C) by reducing the number of shares of common stock otherwise deliverable upon the exercise of the stock option, (D) by combination of any of the above methods, or (E) by such other method approved by the Plan Administrator, and must satisfy any required tax withholding amounts. All options generally are nontransferable. Without the prior approval of our stockholders, the Amended and Restated 2017 EIP prohibits the cancellation of underwater stock options in exchange for cash or another award (other than in connection with a change of control) or the “repricing” of stock options. Neither dividends nor dividend equivalents will be paid with respect to stock options.

Stock Appreciation Rights. A stock appreciation right may be granted either in tandem with an option or without a related option. A stock appreciation right entitles the participant, upon settlement or exercise, to receive a payment based on the excess of the fair market value of a share of common stock on the date of settlement or exercise over the base price of the right, multiplied by the number of shares of common stock as to which the right is being settled or exercised. Stock appreciation rights may be granted on a basis that allows for the exercise of the right by the participant or that provides for the automatic payment of the right upon a specified date or event. The base price per share of a stock appreciation right may not be less than the fair market value of a share of common stock on the date of grant. The Plan Administrator will determine the vesting requirements and the term of exercise of each stock appreciation right, including the effect of termination of service of a participant or a change of control. The vesting requirements may be based on the continued employment or service of the participant for a specified time period or on the attainment of specified business performance goals established by the Plan Administrator. The maximum term of a stock appreciation right will be ten years from the date of grant. Stock appreciation rights may be payable in cash or in shares of common stock or in a combination of both. Without the prior approval of our stockholders, the Amended and Restated 2017 EIP prohibits the cancellation of underwater stock appreciation rights in exchange for cash or another award (other than in connection with a change of control) or the “repricing” of stock appreciation rights. Neither dividends nor dividend equivalents will be paid with respect to stock appreciation rights.

Restricted Stock Awards. A restricted stock award represents shares of common stock that are issued subject to restrictions on transfer and vesting requirements. The vesting requirements may be based on the continued service of the participant for a specified time period or on the attainment of specified performance goals established by the Plan Administrator, and/or on such other terms and conditions as approved by the Plan Administrator in its discretion. Unless otherwise set forth in an award agreement, restricted stock award holders will have all of the rights of our stockholders, including the right to vote the shares and the right to receive dividends, during the restricted period. Any dividends with respect to a restricted stock award will be subject to the same restrictions on transfer and vesting requirements as the underlying restricted stock award.

Restricted Stock Units. An award of an RSU provides the participant the right to receive a payment based on the value of a share of common stock. RSUs may be subject to vesting requirements, restrictions and conditions to payment. Such requirements may be based on the continued service of the participant for a specified time period, on the attainment of specified performance goals established by the Plan Administrator and/or on such other terms and conditions as approved by the Plan Administrator in its discretion. In addition, an RSU may be designated as a performance stock unit, the vesting requirements of which may be based, in whole or in part, on the attainment of pre-established performance goal(s) over a specified performance period, as approved by the Plan Administrator in its discretion. An RSU award will become payable to a participant at the time or times determined by the Plan Administrator and set forth in the award agreement, which may be upon or following the vesting of the award. RSUs are payable in cash or in shares of common stock or in a combination of both. RSUs may, but are not required to, be granted together with a dividend equivalent right with respect to the shares of common stock subject to the award. Dividend equivalent rights will be subject to the same terms and conditions that apply to the underlying RSUs.

Stock Awards. A stock award represents shares of common stock that are issued free of restrictions on transfer and free of forfeiture conditions and to which the participant is entitled all incidents of ownership. A stock award may be granted for past services, in lieu of bonus or other cash compensation, directors’ fees or for any other valid purpose as determined by the Plan Administrator. The Plan Administrator will determine the terms and conditions of stock awards, and such stock awards may be made without vesting requirements, subject to certain conditions. Upon the issuance of shares of common stock under a stock award, the participant will have all rights of a stockholder with respect to such shares of common stock, including the right to vote the shares and receive all dividends and other distributions on the shares.

Cash Performance Awards. A cash performance award is denominated in a cash amount (rather than in shares) and is payable based on the attainment of pre-established business and/or individual performance goals over a specified performance period. The requirements for vesting may be also based upon the continued service of the participant during the performance period.

Performance Goals. For purposes of cash performance awards, PSUs, as well as for any other performance awards under the Amended and Restated 2017 EIP, the performance goals will be selected by the Plan Administrator and may be applied on an individual basis, absolute basis or relative to an identified index, peer group, or one or more competitors or other companies (including particular business segments or divisions of such companies), and need not be the same for all participants.

Award Limitations. No non-employee director may be granted, during any calendar year, awards under the Amended and Restated 2017 EIP having a fair value (determined on the date of grant) that, when added to all cash compensation paid to the non-employee director during the same calendar year, exceed $750,000.

Effect of Change of Control. Upon the occurrence of a “change of control” (as defined in the 2017 EIP), unless otherwise provided in the applicable award agreement, the Plan Administrator is authorized to make adjustments in the terms and conditions of outstanding awards, including without limitation the following (or any combination thereof): (i) continuation or assumption of such outstanding awards by us (if the Company is the surviving company or corporation) or by the surviving company or corporation or its parent; (ii) substitution by the surviving company or corporation or its parent of awards with substantially the same terms as such outstanding awards (with appropriate adjustments to the type of consideration payable upon settlement of the awards); (iii) acceleration of exercisability, vesting and/or payment; and (iv) if all or substantially all of our outstanding shares of common stock are transferred in exchange for cash consideration in connection with such change of control: (A) upon written notice, provide that any outstanding stock options and stock appreciation rights are exercisable during a reasonable period of time immediately prior to the scheduled consummation of the event or such other reasonable period as determined by the Plan Administrator (contingent upon the consummation of the event), and at the end of such period, such stock options and stock appreciation rights will terminate to the extent not so exercised within the relevant period; and (B) cancel all or any portion of outstanding awards for fair value, as determined in the sole discretion of the Plan Administrator.

Substitute Awards in Corporate Transactions. The Plan Administrator may grant awards under the Amended and Restated 2017 EIP to employees or directors of corporations that are acquired by us in substitution of awards previously granted by such corporations to such persons. Any such substitute awards shall not reduce the share reserve; provided, however, that such treatment is permitted by applicable law and the listing requirements of the Nasdaq Stock Market (“Nasdaq”) or other exchange or securities market on which the common stock is listed.

Forfeiture / Right of Recapture. All awards shall be subject to any recoupment of benefits pursuant to the Company’s compensation recovery, “clawback” or similar policy, as may be in effect from time to time, and any such policy as may be required by any applicable law, governmental regulation or stock exchange or association listing requirement.

If within one year (or such longer time specified in an award agreement or other agreement or policy applicable to a participant) after the date on which a participant exercises a stock option or stock appreciation right or on which a stock award, restricted stock award or restricted stock unit vests or becomes payable or on which a cash performance award is paid to a participant, or on which income otherwise is realized by a participant in connection with an Award, either (i) a participant is terminated for “cause” (as defined in the Amended and Restated 2017 EIP), (ii) the Plan Administrator determines in its discretion that the participant is subject to any recoupment of benefits pursuant to our compensation recovery policy, “clawback” or similar policy, as may be in effect from time to time, or (iii) after a participant is terminated for any other reason, the Plan Administrator determines in its discretion either that, (A) during the participant’s period of service, the participant engaged in an act or omission which would have warranted termination of service for cause and a forfeiture event has occurred with respect to the participant or (B) after termination, the participant engaged in conduct that materially violated any continuing obligation or duty of the participant in respect of us or any of our subsidiaries, then, at the sole discretion of the Plan Administrator, any gain realized by the participant from the exercise, vesting, payment or other realization of income by the participant in connection with an award, will be paid by the participant to us upon notice from us, subject to applicable state law.

Additionally, the Plan Administrator may specify in an award agreement that an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, including termination of service for cause or a participant’s violation of any continuing obligation or duty of the participant in respect of the Company.

Awards to Non-U.S. Participants. To comply with the laws in countries other than the United States in which we or any of our subsidiaries or affiliates operates or has employees, non-employee directors or consultants, the Plan Administrator, in its sole discretion, has the power and authority to (i) modify the terms and conditions of any award granted to participants outside the United States to comply with applicable foreign laws, (ii) take any action, before or after an award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals and (iii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.

We have adopted an addendum to the Amended and Restated 2017 EIP applicable to participants who are non U.S. residents which may include terms that vary from the terms described in this summary.

Term, Amendment and Termination. The term of the Amended and Restated 2017 EIP is ten years from May 25, 2023. Our Board may amend, modify, suspend or terminate the Amended and Restated 2017 EIP at any time, provided, however, that no termination or amendment of the 2017 EIP will materially and adversely affect any award granted under the Amended and Restated 2017 EIP without the consent of the participant or the permitted transferee of the award. Our Board may seek the approval of any amendment by our stockholders to the extent it deems necessary for purposes of compliance with Section 422 of the Internal Revenue Code, the listing requirements of the Nasdaq, or for any other purpose. Notwithstanding the foregoing, our Board shall have broad authority to amend the Amended and Restated 2017 EIP and any award without the consent of a participant to the extent it deems necessary or desirable in its discretion to comply with, take into account changes in, or interpretation of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations.

EQUITY COMPENSATION PLAN BENEFITS AND INFORMATION

New Plan Benefits. Awards under the Amended and Restated 2017 EIP will be granted in amounts and to individuals as determined by the Board in its sole discretion. In addition, the benefit of any awards granted under the Amended and Restated 2017 EIP will depend on a number of factors, including the fair market value of Company shares on future dates, and actual Company performance against performance goals established with respect to performance awards, among other things. Therefore, the benefits or amounts that will be received by employees, non-employee directors, consultants or other personal service providers under the Amended and Restated 2017 EIP are not determinable at this time.

Equity Compensation Plan Information. The following table shows information relating to the number of shares of common stock authorized for issuance under our existing equity compensation plans as of December 31, 2022:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (3)
Equity compensation plans
Approved by stockholders	213,475	$182.65	329,770
Not approved by stockholders	—	$—	—

(1)

Includes common stock underlying shares to be issued in connection with vested RSUs subject to delayed settlement. Also, includes common stock underlying outstanding PSUs, stock options and RSUs. The number of shares subject to outstanding PSUs is based on the target number of shares subject to each award and payments could occur at larger amounts if performance metrics are met.

(2)	RSUs and PSUs are excluded when determining the weighted-average exercise price.
(3)	Includes 86,416 shares remaining available for issuance under our Employee Stock Purchase Plan, which was suspended for future offering periods beginning on July 1, 2019.

U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE AMENDED AND RESTATED 2017 EQUITY INCENTIVE PLAN

Under current federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards that may be granted under the Amended and Restated 2017 EIP. This discussion is not a complete analysis of all federal income tax consequences and does not cover all specific transactions which may occur.

Options. The Internal Revenue Code provides that a participant receiving a nonqualified option ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize compensation income taxed at ordinary income tax rates upon the exercise of a nonqualified option to the extent that the fair market value of the common stock on the date of exercise exceeds the option price. When the participant sells the shares acquired pursuant to a nonqualified option, any gain or loss will be short-term ordinary income or loss or long-term capital gain or loss.

The grant of an incentive stock option (“ISO”) does not result in taxable income to a participant. The exercise of an ISO also does not result in taxable income, provided that the circumstances satisfy the requirements in the Internal Revenue Code. However, the exercise of an ISO may give rise to alternative minimum tax liability for the participant. In addition, if the participant retains ownership the common stock acquired upon exercise of an ISO during the statutory holding period, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. The statutory holding period lasts until the later of two years from the date the ISO is granted or one year from the date the common stock is transferred to the participant pursuant to the exercise of the ISO.

If the statutory holding period requirements for an ISO are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the ISO or the subsequent sale of the common stock received upon exercise. If these requirements are not satisfied (a “disqualifying disposition”), the amount of ordinary income taxable to the participant is the lesser of: (i) the fair market value of the common stock on the date of exercise minus the option price; or, (ii) the amount realized on disposition minus the option price. Any gain in excess of that amount is capital gain, while any loss recognized will be a capital loss.

For nonqualified options, the Company is generally entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant.

Restricted Stock and Stock Awards. A participant acquiring a restricted stock award or a stock award will generally recognize ordinary income equal to the fair market value of the shares on the vesting date of the restricted stock or the grant date of common stock, less the amount paid, if any, by the participant. Under Section 83(b) of the Internal Revenue Code, a participant may elect to include in ordinary income at the time restricted stock is first issued, the excess of the fair market value of the stock at the time of issuance over the amount paid, if any, by the participant. In this event, any subsequent change in the value of the shares will be recognized for tax purposes as capital gain or loss upon disposition of the shares. A participant makes a Section 83(b) election by filing the election with the IRS no later than 30 days after the restricted stock is transferred to the participant. With a Section 83(b) election, the participant will not be entitled to any loss deduction if the shares with respect to which a Section 83(b) election was made are later forfeited. Absent a Section 83(b) election, any cash dividends or other distributions paid with respect to the restricted stock will be included in the participant’s ordinary income as compensation at the time of receipt and subsequent appreciation or depreciation will be recognized as capital gain or loss. The Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount that a participant recognizes ordinary income from restricted stock or stock awards under the Amended and Restated 2017 EIP.

Stock Appreciation Rights and Restricted Stock Units. Generally, a participant will not recognize any taxable income upon the award of stock appreciation right (“SAR”) or restricted stock unit. At the time the participant receives the payment for the SAR or the restricted stock unit, the fair market value of shares of common stock or the amount of any cash received in payment for such awards generally is taxable compensation to the participant as ordinary income. The Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount that a participant recognizes ordinary income from SARs or restricted stock units under the Amended and Restated 2017 EIP.

Performance Awards and Cash Awards. A participant will generally not recognize any taxable income upon the grant of performance awards or cash awards. Upon settlement of such awards, participants normally will recognize ordinary income in the year of receipt equal to the amount of cash and the fair market value of any common stock received. The Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount that a participant recognizes ordinary income from performance awards or cash awards under the Amended and Restated 2017 EIP.

Certain Tax Code Limitations on Deductibility. Section 162(m) of the Internal Revenue Code limits the annual tax deduction to $1.0 million for compensation paid by a publicly held company to its chief executive officer and each of the company’s three other most highly compensated named executive officers. Although the deductibility of compensation is a consideration evaluated by the Compensation, Nominating and Governance Committee, the lost deduction on compensation payable in excess of the $1.0 million limitation is not believe to be material relative to the benefit of being able to attract and retain talented management. Historically we have awarded compensation that might not be fully tax deductible when such grants were nonetheless in the best interest of us and our stockholders. Accordingly, the Compensation, Nominating and Governance Committee will continue to retain the discretion to pay compensation that is subject to the $1.0 million deductibility limit.

Restrictions on Deferred Compensation. Section 409A of the Internal Revenue Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (1) the timing of payment, (2) the election of deferrals, and (3) restrictions on the acceleration of payment. Failure to comply with Section 409A of the Internal Revenue Code may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant’s income. The Company intends to structure awards under the Amended and Restated 2017 EIP in a manner that is designed to be exempt from or comply with Code Section 409A.

THE ABOVE SUMMARY OF THE EXPECTED EFFECT OF THE FEDERAL INCOME TAX UPON PARTICIPANTS IN THE AMENDED AND RESTATED 2017 EIP IS NOT COMPLETE, AND THE COMPANY RECOMMENDS THAT THE PARTICIPANTS CONSULT THEIR OWN TAX ADVISORS FOR ADVICE. MOREOVER, THE ABOVE SUMMARY IS BASED UPON CURRENT FEDERAL INCOME TAX LAWS, WHICH ARE SUBJECT TO CHANGE. THE TAX TREATMENT UNDER FOREIGN, STATE OR LOCAL LAW IS NOT COVERED IN THE ABOVE SUMMARY.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the Company’s audited financial statements for the year ended December 31, 2022 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”).

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the written disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company. Based on the foregoing discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

Matthew Fitzgerald (Chairman)

W. Matt Ralls

Valerie Mitchell

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of GT, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit and other services:

Fee Category	Fiscal 2022	Fiscal 2021
Audit Fees	$567,164	$569,791
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$567,164	$569,791

Audit Fees. Audit fees consist of fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with regulatory filings or engagements.

Audit-Related Fees. Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.”

Tax Fees. Tax fees comprise fees for a variety of permissible services relating to international tax compliance, tax planning and tax advice.

All Other Fees. All other fees relate to the use of an online technical research tool.

Audit Committee Pre-Approval Policy and Procedures. Our Audit Committee’s charter provides that the Audit Committee must consider and, in its discretion, pre-approve any audit or non-audit service provided to us by our independent registered public accounting firm. The Audit Committee may delegate authority to one or more subcommittees of the Audit Committee consistent with law and applicable rules and regulations of the SEC and Nasdaq.

For the year ended December 31, 2022, all fees of GT were reviewed and pre-approved by the Audit Committee.

CORPORATE GOVERNANCE

GENERAL

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Compensation, Nominating and Governance Committee and Audit Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investors” page of our website located at http://ir.ncsmultistage.com, or by writing to our Secretary at our offices at NCS Multistage Holdings, Inc., 19350 State Highway 249, Suite 600, Houston, Texas 77070.

Code of Business Conduct and Ethics. We have a Code of Business Conduct and Ethics that applies to our employees, officers and directors, and all subsidiaries and entities controlled by us. A copy of the code is available in the “Corporate Governance” section of the “Investors” page of our website located at http://ir.ncsmultistage.com. Any amendments to or waivers from our code for our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, will be disclosed on our website promptly following the date of such amendment or waiver.

Corporate Governance Guidelines. Our Board has adopted Corporate Governance Guidelines in accordance with the Nasdaq corporate governance rules that serve as a flexible framework within which our Board and its committees operate. These guidelines cover a number of areas including: the duties and responsibilities of the Board; director independence; Board leadership structure; executive sessions; Chief Executive Officer evaluations; management development and succession planning; director nomination, qualification and election; director orientation and continuing education; Board agenda, materials, information and presentations; director access to company employees and independent advisers; Board communication with stockholders and others; director compensation; and annual board and committee performance evaluations. A copy of our Corporate Governance Guidelines is posted in the “Corporate Governance” section of the “Investors” page of our website located at http://ir.ncsmultistage.com.

Information Security. Maintaining and protecting the Company’s information and trade secrets is of utmost importance. The Board monitors cybersecurity related matters and periodically receives an information technology and cybersecurity update from management during the year. During these meetings, management presents to the Board programs being implemented to mitigate cybersecurity risks. The Company works with outside subject matter experts to assist in analyzing and improving potential cybersecurity weaknesses. In addition, employees are provided with online training courses to build awareness around potential cybersecurity scams and tested periodically to maintain their focus in this important area. The Company maintains cybersecurity insurance to defray costs associated with an information security breach, should one occur.

ESG Framework. During 2022 the Board expanded its focus on environmental, social and corporate governance (“ESG”) priorities. In addition to maintaining robust Anti-Bribery, Export-Import Sanctions, Code of Conduct and related corporate governance policies, the Company, with the Board’s approval, engaged an outside consultant to help identify material indicators and gather internal data to work toward establishing a more robust ESG disclosure framework. We continuously strive to align our business strategies with our mission to support our environment and stakeholders, including employees, vendors, customers, and communities.

BOARD COMPOSITION

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of ten members: Michael McShane, John Deane, Matthew Fitzgerald, Gurinder Grewal, David McKenna, W. Matt Ralls, Valerie Mitchell, Robert Nipper, Marty Stromquist and Ryan Hummer. Following the Annual Meeting, we expect that the Board will consist of nine members. As indicated in our Certificate of Incorporation, our Board consists of such number of directors as determined from time to time by resolution adopted by a majority of the total number of authorized directors. Any additional directorships resulting from an increase in the number of directors may be filled only by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by the sole director if only one director then remains in office.

Our Board is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director’s death, resignation or removal, whichever is earliest to occur. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Because Advent controls a majority of the voting power of our Common Stock, it controls the election of our Directors.

DIRECTOR INDEPENDENCE AND CONTROLLED COMPANY EXEMPTION

Advent beneficially owns Common Stock representing more than 50% of the voting power of our Common Stock eligible to vote in the election of directors. As a result, we qualify as a “controlled company” and avail ourselves of certain “controlled company” exemptions under the Nasdaq corporate governance rules. As a controlled company, we are not required to have a majority of “independent directors” on our Board of Directors as defined under the Nasdaq rules, or have a compensation, nominating or governance committee composed entirely of independent directors.

Even though we qualify as a controlled company, we have a majority of independent directors serving on our Board of Directors and our Compensation, Nominating and Governance Committee is composed entirely of independent directors. Our Board has affirmatively determined that Messrs. McShane, Deane, Fitzgerald, Grewal, McKenna and Ralls and Ms. Mitchell are independent directors under the applicable Nasdaq rules. In evaluating and determining the independence of the directors, the Board considered that the Company may have certain relationships with its directors. Specifically, the Board considered that Messrs. McShane, Deane, Grewal and McKenna are or have been affiliated with, or is an operating partner of, Advent, which owns approximately 61.4% of our Common Stock as of December 31, 2022. The Board determined that this relationship does not impair their independence from us and our management.

We are not required to maintain compliance with Nasdaq’s director independence requirements and may choose to change our Board or committee composition or other arrangements in the future to manage our corporate governance in accordance with the controlled company exemption. If we cease to be a controlled company, we will be required to comply with Nasdaq’s corporate governance requirements applicable to listed companies, subject to a permitted “phase-in” period.

The “controlled company” exemption does not modify the independence requirements for the Audit Committee. Our Audit Committee is composed entirely of three independent directors.

DIRECTOR CANDIDATES

Each year, the Board proposes a slate of director nominees to stockholders for election at the annual meeting of stockholders. Stockholders may also recommend candidates for election to the Board, as described below. The Board has delegated the process of screening potential director candidates to the Compensation, Nominating and Governance Committee.

The Compensation, Nominating and Governance Committee is responsible for periodically reviewing with the Board the appropriate criteria that directors are required to fulfill in the context of the current make-up of the Board and the needs of the Board given the circumstances of the Company. In identifying and screening director candidates, the Compensation, Nominating and Governance Committee considers whether the candidates fulfill the criteria for directors approved by the Board: integrity, objectivity, independence, sound judgment, leadership, courage and diversity of experience, including but not limited to diversity of gender, ethnicity and skill.

Invitations to serve as a nominee are extended by the Board itself via the Chairman of the Board and the Chairman of the Compensation, Nominating and Governance Committee.

To facilitate the search process for director candidates, the Board and the Compensation, Nominating and Governance Committee may consult with our directors and executives and outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Compensation, Nominating and Governance Committee screens candidates, evaluates candidates’ independence from us and potential conflicts of interest and determines if candidates meet the criteria approved by the Board for election as director.

The Compensation, Nominating and Governance Committee values the input of stockholders in identifying director candidates. The Compensation, Nominating and Governance Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the Compensation, Nominating and Governance Committee, directors and members of management.

Stockholders may submit recommendations by providing the person’s name and appropriate background and biographical information in writing to the Compensation, Nominating and Governance Committee at: NCS Multistage Holdings, Inc., 19350 State Highway 249, Suite 600, Houston, Texas 77070, Attn: Secretary.

QUALIFICATION AND BACKGROUND OF DIRECTORS

The following table notes the breadth and variety of skills and experience, as well as background details, that each of our directors bring to the Company:

	McShane	Deane	Fitzgerald	Ralls	Mitchell	McKenna	Grewal	Stromquist	Nipper	Hummer
Skills and Experience
Past or present CEO	x	x		x	x	x		x	x	x
Past or present CFO	x		x	x						x
Other public US company board	x		x	x
Oil and natural gas industry	x	x	x	x	x	x	x	x	x	x
Engineering/technology		x		x	x		x	x	x
Sales/marketing	x	x		x	x	x	x	x	x	x
International	x	x	x	x	x	x	x	x	x	x

BOARD DIVERSITY

The following table presents the diversity statistics for our Board of Directors:

Board Diversity Matrix (as of December 31, 2022)

Total Number of Directors	10
	Female	Male
Asian	—	1
White	1	8

COMMUNICATIONS WITH STOCKHOLDERS

Stockholders and other interested parties who would like to communicate with, or otherwise make his or her concerns known directly to the Chairman of the Board, the chairperson of any of the Compensation, Nominating and Governance Committee, Audit Committee, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to NCS Multistage Holdings, Inc., 19350 State Highway 249, Suite 600, Houston, Texas 77070, Attn: Chairman of the Board, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Corporate Governance Guidelines provide that the roles of Chairman of the Board and Chief Executive Officer may be separated or combined, and our Board exercises its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. Currently, the roles are separate, with Mr. McShane serving as Chairman of the Board (“Chair”) and Mr. Hummer as a Board member and our Chief Executive Officer. We believe that we, like many United States (U.S.) companies, are well served by a flexible leadership structure. Our Board will continue to consider whether the positions of Chairman of the Board and Chief Executive Officer should be separated or combined at any given time as part of our succession planning process.

Our Board believes our current structure fosters effective governance and oversight of the Company, and allows the Chief Executive Officer to focus on strategic planning and execution of the organization’s day-to-day performance while the Chair leads the Board in its fundamental oversight role.

There may however be unique circumstances, such as a change in executive or Board composition or a significant strategic development, under which the Board may determine that stockholders are best served by combining the roles of Chair and Chief Executive Officer and appointing a strong lead independent director with robust duties and responsibilities. In the event that the roles of the Chief Executive Officer and Chair are combined, we anticipate that the Board would appoint a strong lead independent director with a well-defined role similar to the responsibilities undertaken by our current Chair. We also expect the Board would engage with stockholders regarding such changes to its leadership.

Our Board is responsible for overseeing our risk management process. In fulfilling this responsibility, our Board considers our general risk management strategy, assesses the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Board considers specific risk topics, including risks associated with our annual operating plan, technology and capital structure in addition to market conditions and cyber security. In addition, the Board receives reports from management that includes discussion of risk and exposures involved in their respective areas of responsibility. Further, the Board is informed of developments that could affect our short-term and long-term risk profile or other aspects of our business. Our Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure. Additionally, the Board oversees the Company’s policies and strategies relating to environmental, social and governance issues. The Company consults with outside advisors and experts to anticipate future threats and trends, as needed.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS AND EXECUTIVE SESSIONS

There were six meetings of the Board during the year ended December 31, 2022. During the year ended December 31, 2022, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

All directors are encouraged to attend our annual meetings of stockholders. All of the members of our Board attended the 2022 Annual Meeting of Stockholders. We anticipate that all of the members of our Board will attend the Annual Meeting this year.

The non-management directors meet regularly without members of management present in executive session. If any of the non-management directors do not qualify as an “independent director” as set forth in our Corporate Governance Guidelines, at least once a year an additional executive session is held, attended only by independent directors. Mr. McShane, as Chairman of the Board, presides over the regularly scheduled executive sessions at which he is present.

COMMITTEES OF THE BOARD

Our Board has established an Audit Committee and a Compensation, Nominating and Governance Committee. Each committee operates under a charter approved by our Board. Each committee has the composition and primary responsibilities described below. Members serve on these committees until their resignations or until otherwise determined by our Board. The charter of each committee is available on our website.

The members of each of the Board committees are set forth in the following chart.

Name	Audit	Compensation, Nominating and Governance
Michael McShane (1)		X
John Deane (1)		Chair
Matthew Fitzgerald (1)	Chair
W. Matt Ralls (1)	X	X
Valerie Mitchell (1)	X
David McKenna (1)
Gurinder Grewal (1)
Marty Stromquist
Robert Nipper
Ryan Hummer

(1)	Independent director.

AUDIT COMMITTEE

The primary purposes of our Audit Committee are to assist the Board in its oversight of our accounting and financial reporting processes and compliance with legal and regulatory requirements, including (i) producing the annual report of the Audit Committee required by the rules of the SEC and (ii) the oversight of:

•	audits of our financial statements of the Company;

•	the integrity of our financial statements;

•	our processes relating to risk management and the conduct and systems of internal control over financial reporting and disclosure controls and procedures;

•

the qualifications, engagement, compensation, independence and performance of our independent auditor, and the auditor’s conduct of the annual audit of our financial statements and any other services provided to the Company; and

•	the performance of our internal audit function.

Our Audit Committee is currently composed of Messrs. Fitzgerald and Ralls and Ms. Mitchell. Mr. Fitzgerald serves as the chairman. Messrs. Fitzgerald and Ralls each qualifies as an “audit committee financial expert” as such term has been defined by the SEC in Item 407(d)(5) of Regulation S-K. Our Board has affirmatively determined that Messrs. Fitzgerald and Ralls and Ms. Mitchell meet the definition of an “independent director” for the purposes of serving on the Audit Committee under applicable Nasdaq rules and Rule 10A-3 under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee is governed by a charter that complies with the Nasdaq rules.

The Audit Committee met four times during the year ended December 31, 2022.

COMPENSATION, NOMINATING AND GOVERNANCE COMMITTEE

The primary purposes of our Compensation, Nominating and Governance Committee are to: (i) produce the annual report of the Compensation, Nominating and Governance Committee required by the rules of the SEC, (ii) assist the Board’s oversight of the Company’s employee compensation policies and practices, including:

•	determine and approve the compensation of our Chief Executive Officer and other executive officers;

•	review and approve incentive compensation and equity compensation policies and programs;

and (iii) assist the Board’s oversight of the Company’s governance policies and practices, including:

•	identify and screen individuals qualified to serve as directors and recommend to the Board candidates for nomination for election at the annual meeting of stockholders or to fill Board vacancies;

•	develop, recommend to the Board and review our Corporate Governance Guidelines;

•	coordinate and oversee the annual self-evaluation of the Board and its committees; and

•	review on a regular basis our overall corporate governance of the Company and recommend improvements for approval by the Board where appropriate.

Our Compensation, Nominating and Governance Committee is currently composed of Messrs. Deane, McShane and Ralls. Mr. Deane serves as the chairman. Our Board has affirmatively determined that Messrs. Deane, McShane and Ralls meet the definition of an “independent director” for the purposes of serving on the committee under applicable Nasdaq rules. The Compensation, Nominating and Governance Committee is governed by a charter that complies with the Nasdaq rules.

The Compensation, Nominating and Governance Committee met four times during the year ended December 31, 2022.

Role of the Compensation Consultant. The Compensation, Nominating and Governance Committee has authority to retain compensation consulting firms to assist it in the evaluation of executive officer and employee compensation and benefit programs. The Compensation, Nominating and Governance Committee has retained Mercer LLC (“Mercer”), a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., as its independent compensation advisor. Mercer provides an objective perspective as to the reasonableness of our executive compensation programs and practices and their effectiveness in supporting our business and compensation objectives. During 2022, Mercer advised the Compensation, Nominating and Governance Committee with respect to compensation trends and best practices, incentive plan design including competitive pay levels and individual pay decisions with respect to our directors, named executive officers and other executive officers.

In addition to executive compensation services provided to the Compensation, Nominating and Governance Committee, Mercer provided services to management which consisted primarily of compensation consulting services and insurance brokerage services. The Compensation, Nominating and Governance Committee has assessed the independence of Mercer pursuant to applicable SEC and Nasdaq rules and concluded that Mercer is independent and no conflict of interests exists.

Role of the Chief Executive Officer. Within the framework of the compensation programs approved by the Compensation, Nominating and Governance Committee and based on management’s review of market competitive positions, each year our Chief Executive Officer considers each other executive officer’s performance and makes a recommendation to the Compensation, Nominating and Governance Committee on base salary, annual bonus and equity awards for each named executive officer other than himself. The Chief Executive Officer participates in Compensation, Nominating and Governance Committee meetings at the Compensation, Nominating and Governance Committee’s request to provide background information regarding the Company’s strategic objectives and to evaluate the performance of and compensation recommendations for the other executive officers. The Compensation, Nominating and Governance Committee utilizes the information provided by the Chief Executive Officer along with input from Mercer and the knowledge and experience of the Compensation, Nominating and Governance Committee’s members in making compensation decisions. The Compensation, Nominating and Governance Committee may also consult other employees, including the executive officers, when making compensation decisions, but the Compensation, Nominating and Governance Committee is under no obligation to involve the executive officers in its decision-making process. The chair of the Compensation, Nominating and Governance Committee, with input from the Chairman of the Board of Directors, recommends the Chief Executive Officer’s compensation to the Compensation, Nominating and Governance Committee in an executive session not attended by the Chief Executive Officer and the Chief Executive Officer’s compensation is approved by the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information as of April 3, 2023, regarding the beneficial ownership of our Common Stock by:

•	each person or group who is known by us to own beneficially more than 5% of our Common Stock;

•	each member of our Board and each of our named executive officers identified in our Annual Report on Form 10-K for the year ended December 31, 2022; and

•	all members of our Board and our executive officers as a group.

Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them. Percentage of beneficial ownership is based on 2,438,877 shares of Common Stock outstanding as of the Record Date. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date, and shares of Common Stock underlying restricted stock units subject to vesting and settlement within 60 days of the Record Date, are deemed to be outstanding and beneficially owned by the person holding the options or restricted stock units for the purposes of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares of capital stock held by them. Unless otherwise indicated, the address for each holder listed below is c/o NCS Multistage Holdings, Inc., 19350 State Highway 249, Suite 600, Houston, Texas 77070.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares(1)	Percentage of Shares
5% stockholders
Funds Affiliated with Advent (2)	1,478,426	60.6%
Named executive officers and directors
Ryan Hummer (3)	16,707	*
Tim Willems	16,054	*
James King	4,035	*
Robert Nipper (4)	111,621	4.6%
Marty Stromquist (5)	43,742	1.8%
John Deane (6)	26,728	1.1%
Michael McShane	32,003	1.3%
David McKenna	—	—
Gurinder Grewal	—	—
W. Matt Ralls	2,588	*
Matthew Fitzgerald	1,088	*
Valerie Mitchell	—
All Board members and executive officers as a group (14 persons)	257,381	10.5%

*	Represents beneficial ownership of less than 1% of our outstanding Common Stock.
(1)

This table does not include the following restricted stock units, which have vested or will vest within 60 days of the Record Date, that settle for shares of common stock on a one-for-one basis within thirty days following the earliest of (i) the termination of the person’s service for any reason or (ii) a change of control (the “delayed settlement”): Mr. Fitzgerald—11,703, Mr. Ralls—11,703 and Ms. Mitchell—14,059.
(2)

Includes 184,655 shares indirectly owned by Advent International GPE VII Limited Partnership, 170,906 shares indirectly owned by Advent International GPE VII-A Limited Partnership, 429,483 shares indirectly owned by Advent International GPE VII-B Limited Partnership, 136,459 shares indirectly owned by Advent International GPE VII-C Limited Partnership, 110,586 shares indirectly owned by Advent International GPE VII-D Limited Partnership, 309,435 shares indirectly owned by Advent International GPE VII-E Limited Partnership, 39,918 shares indirectly owned by Advent International GPE VII-F Limited Partnership, 39,918 shares indirectly owned by Advent International GPE VII-G Limited Partnership, 24,098 shares indirectly owned by Advent International GPE VII-H Limited Partnership, 591 shares indirectly owned by Advent Partners GPE VII Limited Partnership, 1,478 shares indirectly owned by Advent Partners GPE VII-A Limited Partnership, 14,489 shares indirectly owned by Advent Partners GPE VII-B Cayman Limited Partnership, 13,010 shares indirectly owned by Advent Partners GPE VII Cayman Limited Partnership and 3,400 shares indirectly owned by Advent Partners GPE VII-A Cayman Limited Partnership. Advent-NCS Acquisition L.P. directly owns 1,478,426 shares. The general partner of Advent-NCS Acquisition L.P. is Advent-NCS GP LLC. Advent International GPE VII Limited Partnership, Advent International GPE VII-A Limited Partnership, Advent International GPE VII-B Limited Partnership, Advent International GPE VII-C Limited Partnership, Advent International GPE VII-D Limited Partnership, Advent International GPE VII-E Limited Partnership, Advent International GPE VII-F Limited Partnership, Advent International GPE VII-G Limited Partnership, Advent International GPE VII-H Limited Partnership, Advent Partners GPE VII Limited Partnership, Advent Partners GPE VII-A Limited Partnership, Advent Partners GPE VII-B Cayman Limited Partnership, Advent Partners GPE VII Cayman Limited Partnership and Advent Partners GPE VII-A Cayman Limited Partnership collectively own 100% of Advent-NCS Acquisition L.P. in pro rata proportion to the number of shares above disclosed as owned by each fund.

Advent is the manager of Advent International GPE VII LLC, which is the general partner of Advent Partners GPE VII Limited Partnership, Advent Partners GPE VII-A Limited Partnership, Advent Partners GPE VII Cayman Limited Partnership, Advent Partners GPE VII-A Cayman Limited Partnership, and Advent Partners GPE VII-B Cayman Limited Partnership; and, GPE VII GP Limited Partnership, which in turn is the general partner of Advent International GPE VII-A Limited Partnership, Advent International GPE VII-E Limited Partnership and Advent International GPE VII-H Limited Partnership; and GPE VII GP (Cayman) Limited Partnership and GPE VII GP S.à r.l. which are respectively the special general partner and general partner of Advent International GPE VII Limited Partnership, Advent International GPE VII-B Limited Partnership, Advent International GPE VII-C Limited Partnership, Advent International GPE VII-D Limited Partnership, Advent International GPE VII-F Limited Partnership and Advent International GPE VII-G Limited Partnership. Advent exercises voting and investment power over the shares held by each of these entities and may be deemed to have beneficial ownership of these shares. With respect to the shares held by the Advent Funds, a number of individuals currently composed of John L. Maldonado, David M. Mussafer and Bryan M. Taylor, none of whom have individual voting or investment power, exercise voting and investment power over the shares beneficially owned by Advent. The address of Advent and each of the funds and other entities listed above is c/o Advent International Corporation, Prudential Tower, 800 Boylston St., Suite 3300, Boston, MA 02199.

(3)	Includes 1,950 shares of common stock that Mr. Hummer has the right to acquire upon exercise of stock options.
(4)	Includes 91,743 shares held by the Nipper Family Limited Partnership. Mr. Nipper exercises sole voting and investment power over the shares beneficially owned by the Nipper Family Limited Partnership.
(5)

Includes 5,672 shares held by Mr. Stromquist as 50% owner of Cemblend and 30,173 shares held by Stromquist Technologies Inc. Mr. Stromquist holds sole voting and investment power over the shares beneficially owned by Stromquist Technologies Inc.

(6)	Includes 10,731 shares held by the Deane Family Partnership Limited. Mr. Deane holds sole voting and investment power over the shares beneficially owned by the Deane Family Partnership Limited.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies for Approval of Related Person Transactions. Our Board of Directors has adopted a written policy relating to the approval of related person transactions. A “related person transaction” is a transaction or arrangement or series of transactions or arrangements in which we participate (whether or not we are a party) and a related person has a direct or indirect material interest in such transaction. Our Audit Committee will review and approve or ratify all relationships and related person transactions between us and (i) our directors, director nominees or executive officers, (ii) any 5% record or beneficial owner of our common stock or (iii) any immediate family member of any person or entity specified in (i), (ii) and (iii) above. The Audit Committee will review all related person transactions and, where the Audit Committee determines that such transactions are in our best interests, approve or ratify such transactions.

As set forth in the related person transaction policy, in the course of its review and approval or ratification of a related person transaction, the Audit Committee will, in its judgment, consider in light of the relevant facts and circumstances whether the transaction is, or is not inconsistent with, our best interests, including consideration of various factors enumerated in the policy.

Any member of the Audit Committee who is a related person with respect to a related person transaction under review or is otherwise not disinterested will not be permitted to participate in the discussions or approval or ratification of the transaction. However, such member of the Audit Committee will provide all material information concerning the transaction to the Audit Committee. Our policy also includes certain exceptions for related person transactions that need not be reported and provides the Audit Committee with the discretion to pre-approve certain related person transactions.

We did not have any related person transactions between us or our subsidiaries, and our directors, executive officers and holders of more than 5% of our Common Stock in the last fiscal year.

EXECUTIVE OFFICERS

Our current executive officers are as follows:

Name	Age	Position
Ryan Hummer	45	Chief Executive Officer
Tim Willems	61	Chief Operations Officer
Michael Morrison	52	Chief Financial Officer
Ori Lev	37	Executive Vice President, General Counsel and Secretary
James King	57	Chief Technology Officer

RYAN HUMMER

See biographical information under the heading “Proposal 1: Nominees for Class III Directors (Terms to Expire at the 2023 Annual Meeting) – Ryan Hummer” of this Proxy Statement.

TIM WILLEMS

Mr. Willems is our Chief Operations Officer, a position he has held since May 2015. Mr. Willems previously served as our President of U.S./International Operations from January 2012 to May 2015 and Senior Vice President from April 2010 to January 2012. Mr. Willems has more than 30 years’ experience in the oil and natural gas industry, specializing in wellbore construction, completion and remediation. Sixteen of those years were spent in international markets. He has held diverse positions, including applications engineering, operations, sales and marketing, and he has held vice president positions for a major service company in U.S. and international operations and marketing. Mr. Willems received a B.S. in Petroleum Engineering from Montana College of Mineral Science and Technology.

MICHAEL MORRISON

Mr. Morrison is our Chief Financial Officer, a position he has held since November 2022. Mr. Morrison was also Treasurer in addition to the Chief Financial Officer from November 2022 through February 2023. Prior to joining us, Mr. Morrison served as Executive Vice President and Chief Financial Officer at ION Geophysical Corporation from February 2020 to September 2022 and Vice President of Finance and Treasurer from April 2016 to February 2020. Mr. Morrison also served in various other finance and accounting positions at ION Geophysical Corporation since 2002. ION Geophysical Corporation filed a petition for bankruptcy under Chapter 11 of the United States Bankruptcy Code in April 2022 and emerged from bankruptcy pursuant to a plan of reorganization in September 2022. Prior to 2002, Mr. Morrison was a Director of Accounting providing transaction support for an energy trading company and held a variety of positions at Deloitte & Touche, LLP, a public accounting firm. Mr. Morrison holds a B.B.A. from Texas A&M University and is a Certified Public Accountant.

ORI LEV

Mr. Lev is our Executive Vice President, General Counsel and Secretary, a position he has held since May 2020. Mr. Lev previously served as Associate General Counsel and Assistant Secretary from February 2020 to May 2020 and Associate General Counsel from April 2017 to February 2020. Prior to joining us, Mr. Lev was with the law firm Baker Botts L.L.P. from October 2012 to April 2017, during which time he advised companies on corporate and securities matters including mergers and acquisitions, SEC filings and corporate governance. Mr. Lev has a J.D. and M.B.A. from Duke University and a B.A. in Business Economics from the University of California, Los Angeles. He is a registered Certified Public Accountant.

JAMES KING

Mr. King is our Chief Technology Officer, a position he has held since April 2022. Mr. King previously served as Chief Strategy Officer from February 2019 to March 2022 and Chief Integration Officer from August 2017 to February 2019. Prior to joining us, Mr. King was with Baker Hughes Company serving in various roles, with his latest positions as Director of Business Transformation from January 2017 to August 2017 and Director of Market Analysis and Commercialization from May 2016 to January 2017. Mr. King has more than 30 years of experience in the oil and natural gas industry, specializing in wellbore construction, completion and remediation. Three of those years were spent in the international arena. He has served in diverse positions, including applications engineering, operations, and product line management, and he has held a vice president position for a major service company in the United States. Mr. King received a B.S. in Mechanical Engineering from Texas Tech University and an EMBA from Texas A&M University.

EXECUTIVE COMPENSATION

Overview

The discussion below includes a review of our compensation decisions with respect to 2022 and 2021 for our “named executive officers,” or “NEOs,” specifically our principal executive officer and our two other most highly compensated executive officers. Our NEOs for 2022 were:

Ryan Hummer, our Chief Executive Officer;

Tim Willems, our Chief Operations Officer;

James King, our Chief Technology Officer; and

Robert Nipper, our former Chief Executive Officer (left his executive position effective November 1, 2022).

In 2022 and 2021, our executive compensation program included a combination of base salary, annual incentive cash bonuses, restricted stock units, equivalent stock units and performance stock units. Our executive officers are also eligible to receive certain benefits, which include participation in a 401(k) plan with matching contributions (which were suspended for all employees from July 2020 to December 2021), an automobile allowance, life insurance and group health insurance, including medical, dental and vision insurance.

In response to the challenging oil and natural gas industry market conditions that began in 2019 and which became more challenging in 2020 as a result of the Coronavirus disease 2019 (“COVID-19”) pandemic and reduced demand for oil and natural gas, our NEOs took voluntary pay reductions in 2019 and 2020, which remained in place through 2021. In July 2019, Messrs. Nipper and Willems elected to temporarily reduce their annual salary from $463,500 and $339,900 to $375,000 and $305,910, respectively. In April 2020, Mr. Nipper elected to temporarily further reduce his annual base salary to $300,000 and all other executive officers elected to temporarily reduce their annual base salary to $250,000. These voluntary pay reductions continued throughout 2021 and the NEOs’ annual salaries as so reduced, were used when granting the NEOs’ 2021 annual long-term incentive awards.

On March 1, 2022, the Board elected to partially reinstate the NEOs’ annual base salaries for Mr. Nipper to $375,000, for each of Messrs. Hummer and Willems to $312,500 and for Mr. King to $300,000. Furthermore, to better align Mr. Willems’ annual base salary with the market, Mr. Willems’ annual base salary was subsequently increased on August 1, 2022 to $365,000.

In connection with Mr. Hummer’s appointment to the office of Chief Executive Officer, on November 1, 2022, Mr. Hummer’s annual base salary was increased to $450,000. Mr. Hummer also received a grant of restricted stock units and equivalent stock units each with a grant date fair value of $386,740 and performance stock units with a grant date fair value of $913,248, which were intended to encompass both his long-term incentive award grants for his appointment to the office of Chief Executive Officer and his 2023 long-term incentive award grant. Of the awards granted to Mr. Hummer in connection with his appointment to the office of the Chief Executive Officer, the value of the awards related to his 2023 long-term incentive awards were $225,000 restricted stock units, $225,000 equivalents stock units, and $450,000 performance stock units.

Summary Compensation Table

The following table sets forth the compensation for 2022 and 2021 of the Company’s NEOs.

Name and principal position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Ryan Hummer(6)	2022	325,000	26,283	2,131,522	65,708	20,620	2,569,133
Chief Executive Officer	2021	250,000	—	380,023	123,864	12,960	766,847
Tim Willems	2022	323,959	25,952	444,794	64,881	27,820	887,406
Chief Operations Officer	2021	250,000	—	380,023	132,121	17,760	779,904
James King	2022	291,667	21,894	332,086	54,735	23,808	724,190
Chief Technology Officer	2021
Robert Nipper(7)	2022	300,000	32,903	929,265	82,256	25,449	1,369,873
Former Chief Executive Officer	2021	300,000	—	792,509	208,091	17,760	1,318,360

(1)

Represents annual base salary paid pursuant to the terms of each NEO’s employment agreement, as adjusted due to COVID-19 elections described above. See “—Employment Agreements” for a description of the NEO’s employment agreements.

(2)

Represents a discretionary bonus of 10% of the target bonus under the 2022 annual cash incentive program paid to NEOs, which for Mr. Nipper was pro-rated for the number of days he was employed during the performance period. See the “—Annual Cash Incentive Bonus” section below for more details.

(3)

Represents the aggregate grant date fair value, computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC 718”), of (a) restricted stock unit awards and equivalent stock units, which is equal to the number of shares awarded valued at the closing price of our Common Stock on the date of grant and (b) performance stock unit awards that is based on the probable outcome of the performance condition. For Mr. Hummer, the stock awards granted are intended to encompass both his awards in connection with his promotion to the office of the Chief Executive Officer and his 2022 and 2023 long-term incentive awards.

The restricted stock units and equivalent stock units awarded in the first quarter of 2022 vest in three equal annual installments beginning February 28, 2023 and the restricted stock units and equivalent stock units awarded in the first quarter of 2021 vest in three equal annual installments beginning February 28, 2022. The restricted stock units and equivalent stock units awarded to Mr. Hummer on November 1, 2022, vest in three equal annual installments beginning November 1, 2023. The equivalent stock units settle in cash and represent the economic equivalent of one share of Common Stock, provided that the amount of cash settled for any equivalent stock unit will not exceed the maximum payout established by the Compensation, Nominating and Governance Committee, which is approximately two times the Common Stock price on or around the date of grant. In accordance with ASC 718, as the equivalent stock units are liability-classified awards, or cash settled, the compensation expense is remeasured each reporting period at fair value based upon the closing price of our Common Stock until the awards are settled.

Performance stock units provide the recipient the ability to earn shares of stock between 0% and 200% of the number of units granted based on the Company’s TSR relative to our performance peer group over a performance period of three years. The TSR is calculated using the average closing share price over the 20 trading-day period ending on the first day of the performance period and the average closing share price over the 20 trading-day period ending on the last day of the performance period. The threshold performance level (25th percentile relative TSR) starts to earn performance stock units, the mid-point performance level (50th percentile relative TSR) earns 100% of the target performance stock units and the maximum performance level (90th percentile relative TSR or greater) earns 200% of the target performance stock units. The number of shares of Common Stock to be issued is calculated by linear interpolation for performance between the threshold and mid-point and between the mid-point and maximum. The grant date fair value of the performance stock units awards in 2022 equals $1,138,136, $224,888, $167,864 and $469,806 for

Messrs. Hummer, Willems, King and Nipper, respectively, and in 2021 equals $200,074, $200,074 and $417,211 for Messrs. Hummer, Willems and Nipper, respectively, in each case as determined by ASC 718 and based on the probable outcome of the performance condition. If the maximum payout were to be achieved with respect to the performance stock unit awards awarded in 2022, the grant date value of such awards, computed by multiplying two times the Common Stock price on the day of the grant by the number of performance stock units granted, for Messrs. Hummer, Willems, King and Nipper would be equal to $1,395,661, $270,699, $202,059 and $565,508, respectively, and in 2021, the grant date fair value of such awards, computed by multiplying two times the Common Stock price on the day of the grant by the number of performance stock units granted, for Messrs. Hummer, Willems and Nipper would be equal to $232,925, $232,925 and $485,716, respectively.

(4)

For 2022 and 2021, represents cash incentives earned pursuant to our annual incentive bonus program earned at a level between the minimum level and the target level by the NEOs. See the “—Annual Cash Incentive Bonus” section below for more details.” For the fiscal year 2022, the target cash incentive bonus for each of Messrs. Hummer, Willems, King and Nipper, respectively, were 75%, 80%, 75% and 105% of base salary.

(5)	Includes the following for 2022:

Name	Automobile Allowance ($)	401(k) Matching and Contributions ($)	Total ($)
Ryan Hummer	12,420	8,200	20,620
Tim Willems	17,020	10,800	27,820
James King	12,420	11,388	23,808
Robert Nipper	14,060	11,389	25,449

(6)	Amounts reflect compensation for service as the Chief Financial Officer through October 31, 2022. Mr. Hummer became Chief Executive Officer, effective November 1, 2022.
(7)	Mr. Nipper retired from his position as Chief Executive Officer, effective November 1, 2022.

Outstanding Equity Awards as of December 31, 2022

The following table sets forth certain information about outstanding equity awards held by our NEOs as of December 31, 2022.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(3)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Ryan Hummer	1,950	—	191.2	7/1/2024	16,801	420,025	32,187	804,675
Tim Willems	—	—	—	—	4,121	103,025	13,745	343,625
James King	—	—	—	—	3,110	77,750	9,612	240,300
Robert Nipper	—	—	—	—	8,604	215,100	30,826	770,650

(1)

For Messrs. Hummer, Willems, King and Nipper, respectively, includes 1,634, 1,634, 1,236 and 3,410 restricted stock units which vested on February 28, 2023, 1,633, 1,633, 1,236 and 3,409 restricted stock units which vest on February 28, 2024 and 854, 854, 638 and 1,785 restricted stock units which vest on

February 28, 2025. Includes, for Mr. Hummer, 12,680 restricted stock units which vest in three equal annual installments beginning on November 1, 2023.
(2)	Value calculated as the number of shares or units multiplied by $25.00, the closing price of our Common Stock on December 31, 2022.
(3)

Assumes a target award payout for the performance stock units granted. For Messrs. Hummer, Willems, King and Nipper, respectively, the 3,155, 3,155, 2,355 and 6,591 performance stock units granted in the first quarter of 2022 will settle for between zero and two shares of Common Stock in the first quarter of 2025; the 3,025, 3,025, 2,323 and 6,308 performance stock units granted in 2021 will settle for between zero and two shares of Common Stock in the first quarter of 2024 and, for Mr. Hummer, the 18,442 performance stock units granted on November 1, 2022 will settle for between zero and two shares of Common Stock in the first quarter of 2026. During the first quarter of 2023, the Compensation, Nominating and Governance Committee certified the performance of the 7,565, 7,565, 4,934 and 17,927 performance stock units granted in 2020 to Messrs. Hummer, Willems, King and Nipper, respectively, was below the minimum threshold performance and thus zero shares of Common Stock were settled for those awards. See footnote (2) to the Summary Compensation Table for additional details regarding the performance stock units.

Employment Agreements

We are currently party to employment agreements with each of our NEOs. The material provisions of each such agreement are described below.

On July 27, 2022 we entered into an amended and restated employment agreement with Ryan Hummer, our Chief Executive Officer, which restated, effective as of November 1, 2022, Mr. Hummer’s prior employment agreement dated on August 3, 2017. On August 3, 2017, we entered into employment agreements with Tim Willems, our Chief Operations Officer, and Robert Nipper, our former Chief Executive Officer, and, on August 10, 2017, we entered into an employment agreement with James King, our Chief Technology Officer (each of Messrs. Hummer, Willems, King and Nipper, an “Executive”). The agreements provide for an initial term of three years which will automatically renew at the end of such period for additional one year-terms. The agreements provide that the Executives will receive an annualized base salary subject to review by our Board (as of December 31, 2022, the annual base salary was $450,000 for Mr. Hummer, $365,000 for Mr. Willems and $300,000 for Mr. King). The agreements also provide that the Executives are eligible to receive annual bonuses with targets of 100%, 80% and 75% of base salary for each of Messrs. Hummer, Willems, and King, respectively, and up to a maximum bonus of 200% of base salary for each Executive, based on achievement of annual performance targets established by the Board each year. Upon the effective date that Mr. Nipper retired from his position as Chief Executive Officer, he became entitled to the continued vesting of unvested equity awards as well as the pro-rated 2022 annual bonus, based on actual performance during the performance period and the number of days he was employed during the performance period, payable when annual bonuses are paid to other Executives.

Either we or the Executive may terminate the agreement at any time upon written notice. We may terminate the Executive’s employment for death, disability, for cause, without cause or upon the close of business on the last day of the term of the employment agreement by giving notice of non-renewal of the agreement 90 days prior to the expiration of the term. The Executive may resign following a good reason event or without a good reason event.

If we terminate an Executive’s employment without cause, the Executive resigns following a good reason event or we elect not to renew the employment agreement at the end of the term, then, in addition to any accrued but unpaid base salary and accrued but unpaid annual bonus for the year prior to the year of termination, we must provide the Executive with, subject to Executive’s execution of a release of claims, such release becoming effective and Executive’s continued compliance with the restricted covenants contained in the agreement, (i) one (1) times (two (2) times in the case of Mr. Hummer) the sum of (A) base salary and (B) the Executive’s target bonus, payable over the twelve-month period following the date of the termination; (ii) a lump sum payment equal to the pro-rated annual bonus the Executive would have received for the year of termination, based on actual performance for such year; (iii) continued vesting of unvested equity awards in accordance with the applicable existing vesting schedules; and (iv) subject to the Executive’s timely election for coverage under COBRA, a cash payment equal to the full premium for actively employed executives for up to 24 months. If such termination of employment occurs within 24 months following a Change of Control (as defined in the employment agreements), in addition to any accrued but unpaid base salary and accrued but unpaid annual bonus for the year prior to the year of termination, in lieu of the benefits described above, we must provide the Executive with, subject to Executive’s execution of a release of claims, such release becoming effective and Executive’s continued compliance with the restricted covenants contained in the agreement, (i) two (2) times (three (3) times in the case of Mr. Hummer) the sum of (A) base salary and (B) the Executive’s target bonus, payable over the twelve-month period following the date of the termination; (ii) a lump sum payment equal to the pro-rated annual bonus the Executive would have received for the year of termination, based on actual performance for such year; (iii) full vesting of unvested equity awards; and (iv) subject to the Executive’s timely election for coverage under COBRA, a cash payment equal to the full premium for actively employed executives for up to 24 months. In addition, any cash severance payable to an Executive will be calculated based on the greater of the Executive’s base salary prior to any salary reduction or the then-current base salary at the time of termination.

If an Executive’s employment is terminated as a result of death, disability, voluntary resignation other than following a good reason event, or by us for cause, the Executive shall be entitled to receive accrued but unpaid base salary through the date of termination and any accrued but unpaid annual bonus for the year prior to the year of termination. In addition, if the Executive’s employment terminates as a result of death or disability, the Executive or Executive’s legal representatives shall be entitled to a lump sum amount equal to the pro-rated annual bonus the Executive would have received for the year of termination, based on actual performance.

For purposes of the agreements, good reason event means, without an Executive’s consent, (i) any material diminution in Executive’s responsibilities, authorities, title, reporting structure or duties, (ii) any material reduction in Executive’s base salary or target annual bonus opportunity (except in the event of an across the board reduction in base salary or target annual bonus opportunity of up to 10% applicable to substantially all of our senior executives), (iii) a relocation of Executive’s principal place of employment by more than 50 miles from the location on the effective date of the agreement and such place is more than 50 miles from Executive’ principal residence, or (iv) a material breach by us of any provisions of the agreement; provided that Executive has given us written notice of such event within 60 days following the occurrence of such event and we do not cure the event within 60 days following such notice. For purposes of the agreements, cause means (i) Executive’s indictment for, conviction of, or a plea of guilty or no contest to, any indictable criminal offence or any other criminal offence involving fraud, misappropriation or moral turpitude, (ii) Executive’s continued failure to materially perform Executive’s duties under the employment agreement (for any reason other than illness or physical or mental incapacity) or a material breach of fiduciary duty, (iii) Executive’s theft, fraud, or dishonesty with regard to us or any of our affiliates or in connection with Executive’s duties, (iv) Executive’s material violation of our code of conduct or similar written policies, (v) Executive’s willful misconduct unrelated to us or any of our affiliates having, or likely to have, a material negative impact on us or any of our affiliates (economically or its reputationally), (vi) an act of gross negligence or willful misconduct by the Executive that relates to our or any of our affiliates affairs, or (vii) material breach by Executive of any provisions of the employment agreement.

The agreements include perpetual confidentiality provisions, a company non-disparagement provision, as well as provisions relating to non-competition and non-solicitation that apply during employment and for one year following a termination of employment.

Potential Payments upon Termination of Employment or Termination Following a Change of Control

Our NEOs are entitled to receive severance payments and acceleration and/or continued vesting of time-based vesting equity awards upon termination of employment by us other than for cause or by the NEO for good reason or a change of control. See “—Employment Agreements” for a description of these potential payments upon termination of employment.

Nonqualified Deferred Compensation Plan

The Nonqualified Deferred Compensation (“NQDC”) Plan provides an income deferral opportunity for executive officers and certain managers of the Company who qualify for participation. The NQDC Plan is unfunded, but we may elect to set aside funds in a Rabbi trust to cover the benefits under the plan, though such funds remain subject to the claims of our creditors.

Participants in the NQDC Plan may make an advance election each year to defer up to 80% of their base salary, bonus and commissions. Participants are immediately 100% vested in their benefits under the NQDC Plan.

Participants may choose from a variety of investment choices to invest their deferrals over the deferral period. Participants earn a rate of return on their NQDC Plan account that approximates the rate of return that would be provided by certain specified mutual funds that participants may designate from a list of available funds.

Benefits are paid in either a lump-sum or in equal annual installments over various timeframes provided by the NQDC Plan, as elected by the participant. Generally, benefits that are due as a result of a termination of service commence or are paid after termination. However, only participants who with at least 5 years of service at termination will be eligible to receive or continue receiving installment distributions following termination.

Annual Cash Incentive Bonus

We offer our NEOs the opportunity to earn annual cash incentive awards to compensate them for attaining short-term Company goals. Each NEO has an annual target bonus that is expressed as a percentage of his annual base salary, as discussed above in “—Employment Agreements.”

Our annual cash incentive awards are intended to be performance-based and, for 2022 and 2021, were determined based upon the performance criteria of Adjusted EBITDA and contained a minimum level requirement whereby if the minimum level is not met, there would be no annual cash incentive award earned. The 2022 and 2021 annual cash incentive bonus programs were approved by the Compensation, Nominating and Governance Committee. For 2022 and 2021, the annual cash incentives under our bonus program earned at a level between the minimum level and the target level.

For 2022, our annual cash incentive bonus was structured as a stretch profit-sharing plan, where bonus payments above the minimum 25% level only occurred when the Company exceeded the budgeted Adjusted EBITDA set at the beginning of the year. Despite a meaningful improvement in the Company’s business from the prior year and the Company’s Adjusted EBITDA performance on budget, as a result of the bonus structure for the year, our named executive officers earned 25% of the target annual cash incentive bonus. To retain and motivate employees, as well as reward them for the achievement of performance at the Adjusted EBITDA target, the Board of Directors approved a discretionary bonus to be paid to all employees of an additional 10% of the target bonus under the 2022 annual cash incentive program.

Pay For Performance

The following table sets forth the information that shows the relationship between compensation and performance for 2022 and 2021 of the Company’s NEOs. The following table includes two principal executive officers, Mr. Nipper, who retired from his position as Chief Executive Officer on November 1, 2022, and Mr. Hummer, our former Chief Financial Officer who became Chief Executive Officer on the same date.

Year	Summary Compensation Table Total for Ryan Hummer (current CEO) ($)(1)	Compensation Actually Paid for Ryan Hummer (current CEO) ($)(2)	Summary Compensation Table Total for Robert Nipper (former CEO) ($) (3)	Compensation Actually Paid for Robert Nipper (former CEO) ($)(4)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(5)	Average Compensation Actually Paid for Non-PEO NEOs ($)(6)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(7)(8)	Net Loss Attributable to the Company ($)(9)
2022	2,569,133	1,554,489	1,369,873	(229,117)	805,798	204,665	111.06	(1,102,000)
2021	—	—	1,318,360	1,488,459	773,376	832,337	128.79	(4,734,000)

(1)

Represents the amounts of total compensation reported for Mr. Hummer (our Chief Executive Officer) for the corresponding year in the “Total” column of the Summary Compensation Table which reflects compensation as our Chief Financial Officer through October 31, 2022 and as our Chief Executive Officer beginning November 1, 2022.

(2)

The dollar amounts reported in this column represent the amount of “compensation actually paid” to Mr. Hummer, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Hummer during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Hummer’s 2022 total compensation to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total	Reported Value of Stock Awards ($)(a)	Stock Award Adjustments ($)(b)	Compensation Actually Paid ($)
2022	2,569,133	(2,131,522)	1,116,878	1,554,489

a.	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
b.	The amounts deducted or added in calculating the stock award adjustments are as follows:

Year	Year End Fair Value of Stock Awards Granted in the Year($)	Year over Year Change in Fair Value of Outstanding and Unvested Stock Awards ($)	Change in Fair Value of Vested Stock Awards Compared to Prior Year ($)	Fair Value at the End of Prior Year Stock Awards that Failed to Meet Vesting Conditions in the Year ($)
2022	1,587,334	(101,172)	69,713	(438,997)

(3)	Represents the amounts of total compensation reported for Mr. Nipper (our former Chief Executive Officer) for each of the corresponding years in the “Total” column of the Summary Compensation Table.
(4)

The dollar amounts reported in this column represent the amount of “compensation actually paid” to Mr. Nipper, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Nipper during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Nipper’s total compensation each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total ($)	Reported Value of Stock Awards ($)(a)	Stock Award Adjustments ($)(b)	Compensation Actually Paid ($)
2022	1,369,873	(929,265)	(669,725)	(229,117)
2021	1,318,360	(792,509)	962,608	1,488,459

a.	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
b.	The amounts deducted or added in calculating the stock award adjustments are as follows:

Year	Year End Fair Value of Stock Awards Granted in the Year($)	Year over Year Change in Fair Value of Outstanding and Unvested Stock Awards ($)	Change in Fair Value of Vested Stock Awards Compared to Prior Year ($)	Fair Value at the End of Prior Year Stock Awards that Failed to Meet Vesting Conditions in the Year ($)
2022	427,384	(213,838)	157,034	(1,040,305)
2021	580,017	321,704	141,350	(80,463)

(5)

Represents the average of the amounts reported for the Company’s NEOs as a group (excluding our Chief Executive Officer) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each NEO included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Messrs. Willems and King were the Chief Operations Officer (COO) and Chief Technology Officer (CTO), respectively; and (ii) for 2021, Messrs. Hummer and Willems were the Chief Financial Officer (CFO) and Chief Operations Officer (COO), respectively.

(6)

The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our Chief Executive Officer), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the NEOs (excluding our Chief Executive Officer) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the NEOs (excluding out Chief Executive Officer) listed in footnote (5) above total compensation each year to determine the compensation actually paid as group:

Year	Reported Summary Compensation Table Total	Reported Value of Stock Awards ($)(a)	Stock Award Adjustments ($)(b)	Compensation Actually Paid ($)
2022	805,798	(388,440)	(212,693)	204,665
2021	773,376	(380,023)	438,984	832,337

a.	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
b.	The amounts deducted or added in calculating the stock award adjustments are as follows:

Year	Year End Fair Value of Stock Awards Granted in the Year($)	Year over Year Change in Fair Value of Outstanding and Unvested Stock Awards ($)	Change in Fair Value of Vested Stock Awards Compared to Prior Year ($)	Fair Value at the End of Prior Year Stock Awards that Failed to Meet Vesting Conditions in the Year ($)
2022	178,651	(88,848)	60,163	(362,659)
2021	278,128	136,162	60,994	(36,300)

(7)

Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(8)	Because of the Company’s status as a smaller reporting company, we are not required to provide a 201(e) performance graph and therefore no peer group is included.
(9)	Reflects the amount of net income, loss reflected in the Company’s audited financial statements for the applicable year.

The Company’s compensation program for its named executive officers has been thoughtfully designed to support the Company’s long-term business strategies and drive creation of stockholder value. The Company’s annual cash incentive bonus was measured based on the generation of Adjusted EBITDA, a measure of profitability, for the year and contained a minimum level requirement whereby if the minimum level is not met, there would be no annual cash incentive award earned, and a maximum level cap of 200% of the target bonus. The Company’s long-term incentive awards consist of restricted stock units, equivalent stock units and performance stock unit awards, which reward the named executive officers for financial returns, absolute stock price appreciation, and relative shareholder return performance. Performance stock units are tied to the Company’s TSR relative to the performance peer group over a performance period of three years.

As demonstrated by the following graph, the amount of compensation actually paid to Mr. Nipper, our former Chief Executive Officer, and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding the Chief Executive Officer) is aligned with the Company’s cumulative TSR over the two years presented in the table. Mr. Hummer, our current Chief Executive Officer, has only been the Chief Executive Officer for a portion of 2022 and therefore there is not yet two periods to compare the relationship between the compensation actually paid to Mr. Hummer and the Company’s cumulative TSR. The alignment of compensation actually paid with the Company’s cumulative TSR over the period presented is because a significant portion of the compensation actually paid to the NEOs is comprised of equity awards, where the value of the award is either directly based on absolute stock appreciation, in the case of restricted stock units and equivalent stock units, or relative shareholder return, in the case of performance stock units, that is correlated with absolute Company TSR.

As demonstrated by the following graph, the amount of compensation actually paid to Mr. Nipper, our former Chief Executive Officer, and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding the Chief Executive Officer) is not positively correlated with the Company’s net income over the two years presented in the table. Mr. Hummer, our current Chief Executive Officer, has only been the Chief Executive Officer for a portion of 2022 and therefore there is not yet two periods to compare the relationship between the compensation actually paid to Mr. Hummer and the Company’s net income. The reason these measures were not positively correlated is because (i) the compensation actually paid is more dependent on the Company’s absolute TSR, as shown above and which was negative during the time period and (ii) even though net income is generally correlated with Adjusted EBITDA, which is used to determine the annual cash inventive bonus, in 2022, the Company’s annual cash incentive bonus was structured as a stretch profit-sharing plan, where bonus payments above the minimum 25% level only occurred when the Company exceeded the budgeted Adjusted EBITDA set at the beginning of the year. Thus, despite a meaningful improvement in the Company’s business from the prior year, our named executive officers were awarded 35% of the target annual cash incentive bonus.

Executive Officer and Director Stock Ownership Requirements

To further align the interests of our directors and executive officers with the long-term interests of stockholders, our Board has adopted Common Stock Ownership Guidelines (“Stock Ownership Guidelines”) that require our executive officers and non-employee directors to own a specified amount of common stock shares, set at a multiple of the directors’ base annual cash retainer or the officers’ base annual salary, in each case, in effect as of March 31 of each applicable year. The ownership levels required under the Stock Ownership Guidelines are as follows:

Role	Multiple
Non-Employee Director	5x
Chief Executive Officer	5x
Chief Operations Officer	3x
Chief Financial Officer	3x
Executive Vice President, General Counsel	1.6x
Chief Technology Officer	1.6x

All individuals covered by the Stock Ownership Guidelines are expected to reach the requisite level of target ownership within five years of March 1, 2018, if covered by the policy on such date, or within five years of becoming subject to the policy. In connection with any promotion, the individual will have five years from the date of promotion. Actual shares of stock, restricted stock units (including vested deferred stock units), and earned but unvested performance stock units are counted in satisfying the Stock Ownership Guidelines. Shares issuable upon exercise of unexercised stock options and unearned performance stock units are not counted. An officer who is not in compliance with the policy may only sell shares to pay the applicable taxes related to an award of restricted stock units or performance stock units, as applicable. Each of our directors and named executive officers subject to the requisite level of target ownership currently satisfies the stock ownership requirements set forth in the policy. Pursuant to the Stock Ownership Guidelines, if an executive or director has satisfied the policies’ requirements on a prior determination date, the individual will be deemed to be in compliance for future determination dates as long as the individual owns at least as many securities eligible to be counted as the individual was required to own for compliance at the prior evaluation date when in compliance. Given the significant value of shares required to be held, we believe the policy is effective in aligning the interests of our directors and executive officers with those of our stockholders.

Director Compensation

Directors who are employed by us or who are or were a managing partner of Advent are not eligible to receive compensation for their service on our Board. All other members of our Board who are newly elected received a one-time stock option or restricted stock unit grant upon their election to the Board and all other members of our Board who are not full-time investment professionals of Advent receive annual grants of restricted stock units. In addition, we pay annual director, committee and per meeting fees. All of our directors are also reimbursed for reasonable out-of-pocket travel expenses incurred in connection with attendance at Board and committee meetings and other Board-related activities.

In 2022, we paid our eligible directors a quarterly retention fee of $12,500, and an additional fee of $2,000 per regular Board or committee meeting attended. Such directors also received an annual award of restricted stock units in an amount of $125,000, which vests on approximately the one-year anniversary of the grant date and, at the director’s election, may be subject to delayed settlement. The chair of the Audit Committee and the chair of the Compensation, Nominating and Governance Committee each received an additional quarterly fee of $4,500. The Chairman of the Board also received an additional $12,500 quarterly fee.

We reimburse our directors for certain expenses incurred in connection with attending Board and committee meetings as well as other related events, including travel, hotel accommodations, meals and other incidental expenses for the directors. The compensation for our directors who were not employees for fiscal 2022 was as follows:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)(4)	Total ($)
Michael McShane	116,000	130,330	246,330
John Deane	84,000	130,330	214,330
Matthew Fitzgerald	84,000	130,330	214,330
Gurinder Grewal (1)	29,000	124,972	153,972
David McKenna	—	—	—
W. Matt Ralls	74,000	130,330	204,330
Valerie Mitchell	66,000	130,330	196,330
Robert Nipper (2)	—	—	—
Marty Stromquist	58,000	130,330	188,330

(1)

Mr. Grewal was granted 4,145 restricted stock units which vest on the one-year anniversary of the grant date on July 27, 2023 and is eligible for compensation for his service on the Board from July 27, 2022.

(2)

Mr. Nipper retired from the position as Chief Executive Officer, effective November 1, 2022, and continues on the Board. Through the remainder of 2022, Mr. Nipper did not receive any payments for his service on the Board.

(3)

Represents the aggregate grant date fair value for restricted stock units granted in 2022, determined in accordance with ASC 718. The grant date fair value of the restricted stock units granted to Messrs. McShane, Deane, Fitzgerald, Ralls and Stromquist and Ms. Mitchell was $42.90 and the grant date fair value of the restricted stock units granted to Mr. Grewal was $30.15.

(4)

As of December 31, 2022, each director who was not an employee for fiscal 2022 had the following number of outstanding RSUs: Mr. McShane—3,636, of which 598 were fully vested, Mr. Deane—3,465, of which 427 were fully vested, Mr. Fitzgerald—12,130, of which 9,092 were fully vested, Mr. Ralls—12,130, of which 9,092 were fully vested, Mr. Stromquist—3,038, Ms. Mitchell—14,059, of which 11,021 were fully vested and Mr. Grewal—4,145, of which none were fully vested.

Equity Incentive Plans

We maintain one equity incentive plan for the benefit of our employees, directors and other service providers. Previously, we maintained the 2012 Equity Incentive Plan, as amended and restated on each of February 6, 2015 and July 1, 2016 (the “2012 EIP”), which expired on December 20, 2022 and pursuant to which no further awards will be granted, provided that any outstanding awards issued thereunder will remain outstanding in accordance with the terms of the applicable award agreement.

The 2017 EIP was initially adopted in connection with our initial public offering and provides for awards of stock options, stock appreciation rights, restricted stock awards, restricted stock units, stock awards and performance awards. Awards under the 2017 EIP may be granted to any employee, non-employee director, consultant or other personal service provider to the Company or any of our subsidiaries. The 2017 EIP is administered by a plan administrator, which is the Compensation, Nominating and Governance Committee or such other committee of the Board or the Board as a whole, in each case as determined by the Board. We are seeking stockholder approval to further amend and restate the 2017 Equity Incentive Plan, as amended at the Annual Meeting. See “Proposal 5—Approval of Amended and Restated 2017 Equity Incentive Plan” for more information.

Employee Stock Purchase Plans

We maintain Employee Stock Purchase Plans for U.S. and non-U.S. employees. The purpose of the Employee Stock Purchase Plans was to provide employees with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of our Common Stock. In general, all employees of the Company and certain subsidiaries were eligible to participate in the Employee Stock Purchase Plan applicable to their jurisdiction, subject to certain exceptions for employees who had been employed for less than 30 days, whose customary employment is for less than 20 hours per week or whose customary employment is for not more than five months in a calendar year. The Employee Stock Purchase Plans for U.S. and non-U.S. employees were indefinitely suspended for offering periods beginning on or after July 1, 2019.

OTHER ITEMS

COMPENSATION, NOMINATING AND GOVERNANCE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our Compensation, Nominating and Governance Committee during 2022 were Messrs. Deane, McShane and Ralls. During 2022, none of our executive officers served (i) as a member of the compensation, nominating and governance committee or board of directors of another entity, one of whose executive officers served on our compensation, nominating and governance committee, or (ii) as a member of the compensation committee of another entity, one of whose executive officers served on our Board.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 19350 State Highway 249, Suite 600, Houston, Texas 77070 in writing not later than December 7, 2023.

Stockholders intending to present a proposal at the 2024 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting of Stockholders no earlier than the close of business on January 26, 2024 and no later than the close of business on February 26, 2024. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 25, 2024, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting of Stockholders and not later than the close of business on the 90th day prior to the 2024 Annual Meeting of Stockholders or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline. In addition to complying with the requirements set forth in our Amended and Restated Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 26, 2024. The notice should be addressed to our General Counsel.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this Proxy Statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, email and facsimile by members of our Board of Directors or by officers and other employees, none of whom who will be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

NCS MULTISTAGE HOLDINGS, INC.’S ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 3, 2023, without charge upon written request addressed to:

NCS Multistage Holdings, Inc.

19350 State Highway 249, Suite 600

Houston, Texas 77070

Attn: Secretary

A reasonable fee will be charged for copies of exhibits. You also may access this Proxy Statement and our 2022 Annual Report with your 16-digit control number at www.proxyvote.com. You also may access this Proxy Statement, our 2022 Annual Report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, at the Investors page of our Internet website at http://ir.ncsmultistage.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors,

Ori Lev

Executive Vice President, General Counsel and Secretary

Houston, TX

April 6, 2023

ANNEX A

NCS MULTISTAGE HOLDINGS, INC.

AMENDED AND RESTATED 2017 EQUITY INCENTIVE PLAN

(Effective May 25, 2023)

1. Purpose.

The purpose of the NCS Multistage Holdings, Inc. Amended and Restated 2017 Equity Incentive Plan is to further align the interests of eligible participants with those of the Company’s stockholders by providing long-term incentive compensation opportunities tied to the performance of the Company and its Common Stock. The Plan is intended to advance the interests of the Company and increase stockholder value by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

2. Definitions. Wherever the following capitalized terms are used in the Plan and/or Award Agreement (as defined below), they shall have the meanings specified below:

“Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Cash Performance Award or Stock Award granted under the Plan.

“Award Agreement” means a notice or an agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant as provided in Section 15.2 hereof.

“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Cash Performance Award” means an Award that is denominated by a cash amount to an Eligible Person under Section 10 hereof and payable based on or conditioned upon the attainment of pre-established business and/or individual Performance Goals over a specified performance period.

“Cause” shall have the meaning set forth in Section 13.2 hereof.

“Change of Control” shall have the meaning set forth in Section 12.2 hereof.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means (i) the Compensation Committee of the Board, (ii) such other committee of the Board appointed by the Board to administer the Plan or (iii) the Board, as determined by the Board.

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Company” means NCS Multistage Holdings, Inc., a Delaware corporation or any successor thereto.

“Date of Grant” means the date on which an Award under the Plan is granted by the Committee or such later date as the Committee may specify to be the effective date of an Award.

“Disability” shall mean, unless otherwise defined in an individual Award Agreement, the Participant has been unable to perform the essential duties, responsibilities and functions of Participant’s position with the Company and its subsidiaries by reason of any medically determinable physical or mental impairment for 180 days in any one (1) year period and has qualified to receive long-term disability payments under the Company’s long-term disability policy, as may be in effect from time to time. Participant shall cooperate in all respects with the Company if a question arises as to whether he has become subject to a Disability (including, without limitation, submitting to reasonable examinations by one or more medical doctors and other health care specialists selected by the Company and authorizing such medical doctors and other health care specialists to discuss Participant’s condition with the Company). Notwithstanding the foregoing, in the event that a Participant is party to an employment, severance or similar agreement with the Company or any of its affiliates and such agreement contains a definition of “Disability,” the definition of “Disability” set forth above shall be deemed replaced and superseded, with respect to such Participant, by the definition of “Disability” used in such employment, severance or similar agreement.

“Effective Date” means the date on which the stockholders of the Company initially approved the NCS Multistage Holdings, Inc. 2017 Equity Incentive Plan.

“Eligible Person” means any person who is an employee, Non-Employee Director, consultant or other personal service provider of the Company or any of its Subsidiaries.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Persons” means Advent International Corporation and its affiliates.

“Fair Market Value” means, with respect to a share of Common Stock as of a given date of determination hereunder, for purposes of determining the exercise price per share of a Stock Option and the base price of a Stock Appreciation Right, (i) the closing price as reported on the Nasdaq or other principal exchange on which the Common Stock is then listed on such date, or if the Common Stock was not traded on such date, then on the next preceding trading day that the Common Stock was traded on such exchange, as reported by such responsible reporting service as the Committee may select or (ii) the initial public offering price of a share of Common Stock for grants of such Awards made in connection with the Company’s initial public offering. For all other purposes, “Fair Market Value” shall be such value as determined by the Board in its discretion and, to the extent necessary, shall be determined in a manner consistent with Section 409A of the Code and the regulations thereunder.

“Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations thereunder.

“Non-Employee Director” means a member of the Board who is not an employee of the Company or any of its Subsidiaries.

“Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

“Participant” means any Eligible Person who holds an outstanding Award under the Plan.

“Performance Award” shall mean any Award designated to be paid or distributed based on or conditioned upon the attainment of pre-established business and/or individual Performance Goals over a specified performance period.

“Performance Goals” shall be the levels of achievement relating to the performance criteria selected by the Committee for the Award, which may be applied on an individual performance basis, an absolute basis or relative to an identified index, peer group, or one or more competitors or other companies (including particular business segments or divisions of such companies), as specified by the Committee, and which need not be the same for all Participants.

“Performance Stock Unit” means a Restricted Stock Unit designated as a Performance Stock Unit under Section 9.1 hereof, to be paid or distributed based on or conditioned upon the attainment of pre-established business and/or individual Performance Goals over a specified performance period.

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

“Plan” means the NCS Multistage Holdings, Inc. Amended and Restated 2017 Equity Incentive Plan as set forth herein, effective and as may be amended from time to time, as provided herein, and includes any sub-plan or appendix that may be created and approved by the Board to allow Eligible Persons of Subsidiaries to participate in the Plan.

“Prior Restatement Effective Date” means the date of the approval of the stockholders of the Company of the previous amendment and restatement of the Plan, which was June 11, 2020.

“Restatement Effective Date” means the date of the approval by the stockholders of the Company of this amendment and restatement of the Plan, which date is May 25, 2023.

“Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions as the Committee shall determine, and such other conditions, as are set forth in the Plan and the applicable Award Agreement.

“Restricted Stock Unit” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid or distributed at such times, and subject to such conditions, as set forth in the Plan and the applicable Award Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Service” means a Participant’s employment with the Company or any Subsidiary or a Participant’s service as a Non-Employee Director, consultant or other service provider with the Company or any Subsidiary, as applicable.

“Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, representing the excess of the Fair Market Value of a share of Common Stock over the base price per share of the right, at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 11 hereof.

“Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company or any other affiliate of the Company that is so designated, from time to time, by the Committee, during the period of such affiliated status; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under Section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

3. Administration.

3.1 Committee Members. The Plan shall be administered by a Committee comprised of no fewer than two members of the Board who are appointed by the Board to administer the Plan. To the extent deemed necessary by the Board, each Committee member shall satisfy the requirements for (i) an “independent director” under rules adopted by the Nasdaq or other principal exchange on which the Common Stock is then listed and (ii) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, the mere fact that a Committee member shall fail to qualify under any of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. Neither the Company nor any member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

3.2 Committee Authority. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (i) determine the Eligible Persons to whom Awards shall be granted under the Plan, (ii) prescribe the restrictions, terms and conditions of all Awards, (iii) interpret the Plan and terms of the Awards, (iv) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and interpret, amend or revoke any such rules, (v) make all determinations with respect to a Participant’s Service and the termination of such Service for purposes of any Award, (vi) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the Plan or any Award thereunder, (vii) make all determinations it deems advisable for the administration of the Plan, (viii) decide all disputes arising in connection with the Plan and to otherwise supervise the administration of the Plan, (ix) subject to the terms of the Plan, amend the terms of an Award in any manner that is not inconsistent with the Plan, (x) accelerate the vesting or, to the extent applicable, exercisability of any Award at any time (including, but not limited to, upon termination of Service under certain circumstances, as set forth in the Award Agreement or otherwise, but subject to the provisions set forth in Section 12.1 of the Plan), and (xi) adopt such procedures, modifications or subplans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are foreign nationals or employed outside of the United States. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or board of directors of a Subsidiary or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3 Delegation of Authority. The Committee shall have the right, from time to time, to delegate in writing to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) or such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards granted to any member of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

4. Shares Subject to the Plan.

4.1 Number of Shares Reserved. Subject to adjustment as provided in Section 4.5 hereof, the total number of Shares of Common Stock that are reserved for issuance under the Plan (the “Share Reserve”) shall equal 626,626 shares of Common Stock. Each share of Common Stock subject to an Award shall reduce the Share Reserve by one share; provided, however, that Awards that are required to be paid in cash pursuant to their terms shall not reduce the Share Reserve. Any shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

4.2 Share Replenishment. To the extent that an Award granted under this Plan is canceled, expired, forfeited, surrendered, settled by delivery of fewer shares of Common Stock than the number underlying the Award, as applicable, or otherwise terminated without delivery of the shares of Common Stock or payment of consideration to the Participant under the Plan, the shares of Common Stock retained by or returned to the Company will (i) not be deemed to have been delivered under the Plan, as applicable, (ii) be available for future Awards under the Plan, and (iii) increase the Share Reserve by one share for each share that is retained by or returned to the Company. Notwithstanding the foregoing, shares of Common Stock that are (a) withheld from an Award in payment of the exercise or purchase price or taxes relating to such an Award or (b) not issued or delivered as a result of the net settlement of an outstanding Stock Option or Stock Appreciation Right under the Plan, as applicable, will be deemed to have been delivered under the Plan and will not be available for future Awards under the Plan.

4.3 Reserved.

4.4 Awards Granted to Non-Employee Directors. No Non-Employee Director may be granted, during any calendar year, Awards having a fair value (determined on the date of grant) that, when added to all cash compensation paid to the Non-Employee Director during the same calendar year, exceeds $750,000.

4.5 Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change or any other change affecting the Common Stock (other than regular cash dividends to stockholders of the Company), the Committee shall, in the manner and to the extent it considers appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made to (i) the maximum number and kind of shares of Common Stock provided in Sections 4.1 and 4.4 hereof (including the maximum number of shares of Common Stock that may become payable to a Participant provided in Section 4.4 hereof), (ii) the number and kind of shares of Common Stock, units or other rights subject to then outstanding Awards, (iii) the exercise or base price for each share or unit or other right subject to then outstanding Awards, (iv) other value determinations applicable to the Plan and/or outstanding Awards, and (v) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, (a) any such adjustments shall, to the extent necessary, be made in a manner consistent with the requirements of Section 409A of the Code and (b) in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

5. Eligibility and Awards.

5.1 Designation of Participants. Any Eligible Person may be selected by the Committee to receive an Award and become a Participant. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted, the number of shares of Common Stock or units subject to Awards to be granted and the terms and conditions of such Awards consistent with the terms of the Plan. In selecting Eligible Persons to be Participants, and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate. Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to such Participant in any other year.

5.2 Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem.

5.3 Award Agreements. Each Award granted to an Eligible Person shall be represented by an Award Agreement. The terms of all Awards under the Plan, as determined by the Committee, will be set forth in each individual Award Agreements as described in Section 15.2 hereof.

6. Stock Options.

6.1 Grant of Stock Options. A Stock Option may be granted to any Eligible Person selected by the Committee, except that an Incentive Stock Option may only be granted to an Eligible Person satisfying the conditions of Section 6.7(a) hereof. Each Stock Option shall be designated on the Date of Grant, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option. All Stock Options granted under the Plan to U.S. taxpayers are intended to comply with or be exempt from the requirements of Section 409A of the Code.

6.2 Exercise Price. The exercise price per share of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Date of Grant. The Committee may in its discretion specify an exercise price per share that is higher than the Fair Market Value of a share of Common Stock on the Date of Grant.

6.3 Vesting of Stock Options. The Committee shall, in its discretion, prescribe in an award agreement the time or times at which or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified Performance Goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion. If the vesting requirements of a Stock Option are not satisfied, the Award shall be forfeited.

6.4 Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised; provided, however, that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. The Committee may provide that a Stock Option will cease to be exercisable upon or at the end of a specified time period following a termination of Service for any reason as set forth in the Award Agreement or otherwise. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Service with the Company or any Subsidiary, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Subject to Section 409A of the Code and the provisions of this Section 6, the Committee may extend at any time the period in which a Stock Option may be exercised.

6.5 Stock Option Exercise; Tax Withholding. Subject to such terms and conditions as specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price and applicable withholding tax. Payment of the exercise price may be made: (i) in cash or by cash equivalent acceptable to the Committee, or, (ii) to the extent permitted by the Committee in its sole discretion in an Award Agreement or otherwise (A) in shares of Common Stock valued at the Fair Market Value of such shares on the date of exercise, (B) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (C) by reducing the number of shares of Common Stock otherwise deliverable upon the exercise of the Stock Option by the number of shares of Common Stock having a Fair Market Value on the date of exercise equal to the exercise price, (D) by a combination of the methods described above or (E) by such other method as may be approved by the Committee and set forth in the Award Agreement. In accordance with Section 15.11 hereof, and in addition to and at the time of payment of the exercise price, the Participant shall pay to the Company the full amount of any and all applicable income tax, employment tax and other amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price as may be approved by the Committee and set forth in the Award Agreement.

6.6 Limited Transferability of Nonqualified Stock Options. All Stock Options shall be nontransferable except (i) upon the Participant’s death, in accordance with Section 15.3 hereof or (ii) in the case of Nonqualified Stock Options only, for the transfer of all or part of the Stock Option to a Participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act), or as otherwise permitted by the Committee, in each case as may be approved by the Committee in its discretion at the time of proposed transfer. The transfer of a Nonqualified Stock Option may be subject to such terms and conditions as the Committee may in its discretion impose from time to time. Subsequent transfers of a Nonqualified Stock Option shall be prohibited other than in accordance with Section 15.3 hereof.

6.7 Additional Rules for Incentive Stock Options.

(a) Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee for purposes of Treasury Regulation Section 1.421-1(h) with respect to the Company or any Subsidiary that qualifies as a “subsidiary corporation” with respect to the Company for purposes of Section 424(f) of the Code.

(b) Annual Limits. No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the Common Stock with respect to which incentive stock options under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary or parent corporation, would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Stock Options into account in the order in which granted. Any Stock Option grant that exceeds such limit shall be treated as a non-qualified stock option.

(c) Additional Limitations. In the case of any Incentive Stock Option granted to an Eligible Person who owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the Date of Grant and the maximum term shall be five (5) years.

(d) Termination of Service. An Award of an Incentive Stock Option may provide that such Stock Option may be exercised not later than (i) three (3) months following termination of Service of the Participant with the Company and all Subsidiaries (other than as set forth in clause (ii) of this Section 6.7(d)) or (ii) one year following termination of Service of the Participant with the Company and all Subsidiaries due to death or permanent and total disability within the meaning of Section 22(e)(3) of the Code, in each case as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.

(e) Other Terms and Conditions; Nontransferability. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code. A Stock Option that is granted as an Incentive Stock Option shall, to the extent it fails to qualify as an “incentive stock option” under the Code, be treated as a Nonqualified Stock Option. An Incentive Stock Option shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

(f) Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

6.8 Repricing Prohibited. Subject to the anti-dilution adjustment provisions contained in Section 4.5 hereof, without the prior approval of the Company’s stockholders, neither the Committee nor the Board shall cancel a Stock Option when the exercise price per share exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another Award (other than in connection with a Change of Control) or cause the cancellation, substitution or amendment of a Stock Option that would have the effect of reducing the exercise price of such a Stock Option previously granted under the Plan or otherwise approve any modification to such a Stock Option, that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the Nasdaq or other principal exchange on which the Common Stock is then listed.

6.9 Dividend Equivalent Rights. Dividends shall not be paid with respect to Stock Options.

6.10 No Rights as Stockholder. The Participant shall not have any rights as a stockholder with respect to the shares underlying a Stock Option until such time as shares or Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

7. Stock Appreciation Rights.

7.1 Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event. Stock Appreciation Rights shall be non-transferable, except as provided in Section 15.3 hereof. All Stock Appreciation Rights granted under the Plan to U.S. taxpayers are intended to comply with or otherwise be exempt from the requirements of Section 409A of the Code.

7.2 Stand-Alone and Tandem Stock Appreciation Rights. A Stock Appreciation Right may be granted without any related Stock Option, or may be granted in tandem with a Stock Option, either on the Date of Grant or at any time thereafter during the term of the Stock Option. The Committee shall in its discretion provide in an Award Agreement the time or times at which or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the continued Service of a Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified Performance Goal(s) on such terms and conditions as approved by the Committee in its discretion. If the vesting requirements of a Stock Appreciation Right are not satisfied, the Award shall be forfeited. A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Committee; provided, however, that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. The Committee may provide that a Stock Appreciation Right will cease to be exercisable upon or at the end of a period following a termination of Service for any reason. The base price of a Stock Appreciation Right granted without any related Stock Option shall be determined by the Committee in its discretion; provided, however, that the base price per share of any such stand-alone Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Date of Grant.

7.3 Payment of Stock Appreciation Rights. A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid. Payment of the amount determined under the foregoing may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise or payment, in cash or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements.

7.4 Repricing Prohibited. Subject to the anti-dilution adjustment provisions contained in Section 4.5 hereof, without the prior approval of the Company’s stockholders, neither the Committee nor the Board shall cancel a Stock Appreciation Right when the base price per share exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another Award (other than in connection with a Change of Control) or cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of such a Stock Appreciation Right previously granted under the Plan or otherwise approve any modification to such Stock Appreciation Right that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the Nasdaq or other principal exchange on which the Common Stock is then listed.

7.5 Dividend Equivalent Rights. Dividends shall not be paid with respect to Stock Appreciation Rights.

8. Restricted Stock Awards.

8.1 Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award.

8.2 Vesting Requirements. The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. The requirements for vesting of a Restricted Stock Award may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified Performance Goal(s) on such terms and conditions as approved by the Committee in its discretion. If the vesting requirements of a Restricted Stock Award shall not be satisfied or, if applicable, the Performance Goal(s) with respect to such Restricted Stock Award are not attained, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company.

8.3 Transfer Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge or charge until all applicable restrictions are removed or have expired, except as provided in Section 15.3 hereof. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company. The Committee may require in an Award Agreement that certificates (if any) representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates (if any) representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

8.4 Rights as Stockholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant shall have all rights of a stockholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant; provided that, dividends and other distributions made with respect to a Restricted Stock Award shall not be paid until, and only to the extent that the Award vests.

8.5 Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9. Restricted Stock Units.

9.1 Grant of Restricted Stock Units. A Restricted Stock Unit may be granted to any Eligible Person selected by the Committee. The value of each Restricted Stock Unit is equal to the Fair Market Value of a share of Common Stock on the applicable date or time period of determination, as specified by the Committee. Restricted Stock Units shall be subject to such restrictions and conditions as the Committee shall determine. In addition, a Restricted Stock Unit may be designated as a “Performance Stock Unit”, the vesting requirements of which may be based, in whole or in part, on the attainment of pre-established business and/or individual Performance Goal(s) on such terms and conditions as approved by the Committee in its discretion. Restricted Stock Units shall be non-transferable, except as provided in Section 15.3 hereof.

9.2 Vesting of Restricted Stock Units. The Committee shall, in its discretion, determine any vesting requirements with respect to Restricted Stock Units, which shall be set forth in the Award Agreement. The requirements for vesting of a Restricted Stock Unit may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods) and/or on such other terms and conditions as approved by the Committee (including Performance Goal(s)). If the vesting requirements of a Restricted Stock Unit Award are not satisfied, the Award shall be forfeited.

9.3 Payment of Restricted Stock Units. Restricted Stock Units shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Restricted Stock Unit may be made, as approved by the Committee and set forth in the Award Agreement, in cash or in shares of Common Stock or in a combination thereof, subject to applicable tax withholding requirements. Any cash payment of a Restricted Stock Unit shall be made based upon the Fair Market Value of a share of Common Stock, determined on such date or over such time period as determined by the Committee.

9.4 Dividend Equivalent Rights. Restricted Stock Units may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional Restricted Stock Units or may be accumulated in cash, as determined by the Committee in its discretion. Any payments made pursuant to dividend equivalent rights with respect to a Restricted Stock Unit shall not be paid until, and only to the extent that, the Award vests.

9.5 No Rights as Stockholder. The Participant shall not have any rights as a stockholder with respect to the shares subject to a Restricted Stock Unit until such time as shares of Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

10. Cash Performance Awards, Performance Awards and Performance Goals.

10.1 Grant of Cash Performance Awards. A Cash Performance Award may be granted to any Eligible Person selected by the Committee. Each Cash Performance Award shall be evidenced by an Award Agreement that shall specify the applicable Performance Goals to be achieved the performance period and such other terms and conditions as the Committee, in its discretion, shall determine. The Committee may accelerate the vesting of a Cash Performance Award upon termination of Service under certain circumstances, as set forth in the Award Agreement and subject to Section 12.1 of the Plan. Cash Performance Awards shall be non-transferable, except as provided in Section 15.3 hereof.

10.2 Payment. Payment amounts may be based on the attainment of specified levels of the Performance Goals, including, if applicable, specified threshold, target and maximum performance levels, and performance falling between such levels. The requirements for payment may be also based upon the continued Service of the Participant with the Company or a Subsidiary during the respective performance period and on such other conditions as determined by the Committee and set forth in the Award Agreement.

10.3 Adjustments. At the time that a Performance Award is granted, the Committee may provide for the Performance Goals or the manner in which performance will be measured against the Performance Goals to be adjusted in such objective manner as it deems appropriate, including, without limitation, adjustments to reflect charges for restructurings, non-operating income, the impact of corporate transactions or discontinued operations, events that are unusual in nature or infrequent in occurrence and other non-recurring items, currency fluctuations, litigation or claim judgements, settlements, and the cumulative effects of accounting or tax law changes. In addition, with respect to a Participant hired or promoted following the beginning of a performance period, the Committee may determine to prorate the Performance Goals and/or the amount of any payment in respect of such Participant’s Performance Awards for the partial performance period.

10.4 Committee Discretion. The amount of cash or shares payable or vested pursuant to a Performance Award may be adjusted upward or downward, either on a formulaic or discretionary basis or any combination, as the Committee determines.

10.5 Payment. Upon certification of the Performance Goals for a Performance Award, the Committee shall determine the level of vesting or amount of payment to the Participant pursuant to the Performance Award, if any. Notwithstanding the foregoing, Cash Performance Awards may be paid, at the discretion of the Committee, in any combination of cash or shares of Common Stock, based upon the Fair Market Value of such shares at the time of payment.

11. Stock Awards.

11.1 Grant of Stock Awards. A Stock Award may be granted to any Eligible Person selected by the Committee. A Stock Award may be granted for past Services, in lieu of bonus or other cash compensation, as directors’ compensation or for any other valid purpose as determined by the Committee. The Committee shall determine the terms and conditions of such Awards, and such Awards may be made without vesting requirements to the extent permissible under Section 5.2 hereof. In addition, the Committee may, in connection with any Stock Award, require the payment of a specified purchase price.

11.2 Rights as Stockholder. Subject to the foregoing provisions of this Section 11 and the applicable Award Agreement, upon the issuance of shares of Common Stock under a Stock Award the Participant shall have all rights of a stockholder with respect to the shares of Common Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

12. Change of Control.

12.1 Effect on Awards. Upon the occurrence of a Change of Control, unless otherwise provided in the Award Agreement, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof): (a) continuation or assumption of such outstanding Awards under the Plan by the Company (if the Company is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for outstanding Awards (with appropriate adjustments to the type of consideration payable upon settlement of the Awards); (c) acceleration of exercisability, vesting and/or payment under outstanding Awards immediately prior to the occurrence of such event or upon a termination of Service following such event; and (d) if all or substantially all of the Company’s outstanding shares of Common Stock are transferred in exchange for cash consideration in connection with such Change of Control: (i) upon written notice, provide that any outstanding Stock Options and Stock Appreciation Rights are exercisable during a reasonable period of time immediately prior to the scheduled consummation of the event or such other reasonable period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Stock Options and Stock Appreciation Rights shall terminate to the extent not so exercised within the relevant period; and (ii) cancel all or any portion of outstanding Awards for fair value (in the form of cash, shares of Common Stock, other property or any combination thereof) as determined in the sole discretion of the Committee; provided, however, that, in the case of Stock Options and Stock Appreciation Rights, the fair value may equal the excess, if any, of the value or amount of the consideration to be paid in the Change of Control transaction to holders of shares of Common Stock (or, if no such consideration is paid, Fair Market Value of the shares of Common Stock) over the aggregate exercise or base price, as applicable, with respect to such Awards or portion thereof being canceled, or if no such excess, zero; provided, further, that if any payments or other consideration are deferred and/or contingent as a result of escrows, earn outs, holdbacks or any other contingencies, payments under this provision may be made on substantially the same terms and conditions applicable to, and only to the extent actually paid to, the holders of Shares in connection with the Change of Control.

12.2 Definition of Change of Control. Unless otherwise defined in an Award Agreement, “Change of Control” shall mean the occurrence of one or more of the following events:

(a) Any Person becomes the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the combined voting power, excluding any Excluded Persons or any person that is the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the combined voting power on the Restatement Effective Date, of the then outstanding voting securities of the Company entitled to vote generally in the election of its directors (the “Outstanding Company Voting Securities”) including by way of merger, consolidation or otherwise; provided, however, that for purposes of this definition, the following acquisitions shall not be taken into account in determining whether a Change of Control has occurred: (i) any acquisition of voting securities of the Company directly from the Company or (ii) any acquisition by the Company or any of its Subsidiaries of Outstanding Company Voting Securities, including an acquisition by any employee benefit plan or related trust sponsored or maintained by the Company, or any of its Subsidiaries.

(b) The following individuals (the “Incumbent Directors”) cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Restatement Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent or proxy solicitation, relating to the election of directors of the Company by or on behalf of a Person other than the Board) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the Restatement Effective Date or whose appointment, election or nomination for election was previously so approved or recommended.

(c) Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, following such Business Combination: (i) any individuals and entities that were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such Business Combination are the Beneficial Owners, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors (or election of members of a comparable governing body) of the entity resulting from the Business Combination (including, without limitation, an entity which as a result of such transaction owns all or substantially all of the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) (the “Successor Entity”) in substantially the same proportions as their ownership immediately prior to such Business Combination; (ii) no Person (excluding any Successor Entity, any Excluded Person, any person that is the Beneficial Owner, directly or indirectly, of more than thirty percent (30%) of the combined voting power on the Restatement Effective Date or any employee benefit plan or related trust of the Company, such Successor Entity, or any of their Subsidiaries) is the Beneficial Owner, directly or indirectly, of more than thirty percent (30%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or comparable governing body) of the Successor Entity, except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors (or comparable governing body) of the Successor Entity were Incumbent Directors (including persons deemed to be Incumbent Directors) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination.

Notwithstanding the foregoing, to the extent necessary to comply with Section 409A of the Code with respect to the payment of “nonqualified deferred compensation,” “Change of Control” shall be limited to a “change in control event” as defined under Section 409A of the Code.

13. Forfeiture Events.

13.1 General. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award are subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, without limitation, termination of Service for Cause, violation of material Company policies, breach of noncompetition, non-solicitation, confidentiality or other restrictive covenants that may apply to the Participant or other conduct by the Participant that is detrimental to the business or reputation of the Company.

13.2 Termination for Cause.

(a) Treatment of Awards. Unless otherwise provided by the Committee and set forth in an Award Agreement, if (i) a Participant’s Service with the Company or any Subsidiary shall be terminated for Cause or (ii) after termination of Service for any other reason, the Committee determines in its discretion either that, (1) during the Participant’s period of Service, the Participant engaged in an act which would have warranted termination of Service for Cause or (2) after termination, the Participant engaged in conduct that violated any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary, such Participant’s rights, payments and benefits with respect to an Award shall be subject to cancellation, forfeiture and/or recoupment, as provided in Section 13.3 below. The Company shall have the power to determine whether the Participant has been terminated for Cause, the date upon which such termination for Cause occurs, whether the Participant engaged in an act which would have warranted termination of Service for Cause or engaged in conduct that violated any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary. Any such determination shall be final, conclusive and binding upon all Persons. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s Service for Cause or violates any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary, the Company may suspend the Participant’s rights to exercise any Stock Option or Stock Appreciation Right, receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act or omission could constitute the basis for a termination for Cause as provided in this Section 13.2.

(b) Definition of Cause. Unless otherwise defined in an Award Agreement, “Cause” shall mean: (i) the Participant has committed a deliberate act against the interests of the Company including, without limitation: an act of fraud, embezzlement, misappropriation or breach of fiduciary duty against the Company, including, but not limited to, the offer, payment, solicitation or acceptance of any unlawful bribe or kickback with respect to the Company’s business; or (ii) the commission by a Participant of, or the plea of nolo contendere by such Participant with respect to, a felony or a crime involving moral turpitude; or (iii) the Participant has failed to perform or neglected the material duties incident to his employment or other engagement with the Company on a regular basis, and such refusal or failure shall have continued for a period of twenty (20) days after written notice to the Participant specifying such refusal or failure in reasonable detail; or (iv) the Participant has been chronically absent from work (excluding vacations, illnesses, Disability or leaves of absence approved by the Board); or (v) the Participant has refused, after explicit written notice, to obey any lawful resolution of or direction by the Board which is consistent with the duties incident to his employment or other engagement with the Company and such refusal continues for more than twenty (20) days after written notice is given to the Participant specifying such refusal in reasonable detail; or (vi) the Participant has breached any of the material terms contained in any employment agreement, non-competition agreement, confidentiality agreement, restrictive covenants agreement or similar type of agreement to which such Participant is a party; or (vii) the Participant’s misappropriation of the Company’s or any of its Subsidiary’s assets or business opportunities; or (viii) the Participant has engaged in (x) the unlawful use (including being under the influence) or possession of illegal drugs on the Company’s premises or (y) habitual drunkenness on the Company’s premises.

Any voluntary termination of Service or other engagement by the Participant in anticipation of an involuntary termination of the Participant’s Service for Cause shall be deemed to be a termination for “Cause.” Notwithstanding the foregoing, in the event that a Participant is party to an employment, severance or similar agreement with the Company or any of its affiliates and such agreement contains a definition of “Cause,” the definition of “Cause” set forth above shall be deemed replaced and superseded, with respect to such Participant, by the definition of “Cause” used in such employment, severance or similar agreement.

13.3 Right of Recapture.

(a) General. All Awards shall be subject to any recoupment of benefits pursuant to the Company’s compensation recovery, “clawback” or similar policy, as may be in effect from time to time and as may be required by any applicable law, governmental regulation or stock exchange listing requirement. If at any time within one (1) year (or such longer time specified in an Award Agreement or other agreement with a Participant or policy applicable to the Participant) after the date on which a Participant exercises a Stock Option or Stock Appreciation Right or on which a Stock Award, Restricted Stock Award or Restricted Stock Unit vests or becomes payable or on which a Cash Performance Award is paid to a Participant, or on which income otherwise is realized by a Participant in connection with an Award, (i) a Participant’s Service is terminated for Cause, or (ii) after a Participant’s Service terminates for any other reason, the Committee determines in its discretion either that, (1) during the Participant’s period of Service, the Participant engaged in an act or omission which would have warranted termination of the Participant’s Service for Cause or (2) after a Participant’s termination of Service, the Participant engaged in conduct that materially violated any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary, then, at the sole discretion of the Committee, any gain realized by the Participant from the exercise, vesting, payment or other realization of income by the Participant in connection with an Award, shall be paid by the Participant to the Company upon notice from the Company, subject to applicable law. Such gain recoverable pursuant to subclauses (i) or (ii) of the prior sentence shall be determined as of the date or dates on which the gain is realized by the Participant, without regard to any subsequent change in the Fair Market Value of a share of Common Stock, and to the extent not otherwise prohibited by law, the Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay or pursuant to any benefit plan or other compensatory arrangement).

(b) Accounting Restatement. If a Participant receives compensation pursuant to an Award under the Plan (whether a Stock Option, Cash Performance Award or otherwise) based on financial statements that are subsequently required to be restated in a way that would decrease the value of such compensation, the Participant will, to the extent not otherwise prohibited by law, upon the written request of the Company, forfeit and repay to the Company the difference between what the Participant received and what the Participant should have received based on the accounting restatement, in accordance with (i) the Company’s compensation recovery, “clawback” or similar policy, as may be in effect from time to time and (ii) any compensation recovery, “clawback” or similar policy made applicable by law including the provisions of Section 945 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules, regulations and requirements adopted thereunder by the Securities and Exchange Commission and/or any national securities exchange on which the Company’s equity securities may be listed (the “Policy”). By accepting an Award hereunder, the Participant acknowledges and agrees that the Policy shall apply to such Award, and all incentive-based compensation payable pursuant to such Award shall be subject to forfeiture and repayment pursuant to the terms of the Policy.

14. Transfer, Leave of Absence, Etc. For purposes of the Plan, except as otherwise determined by the Committee, the following events shall not be deemed a termination of Service: (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or (b) an approved leave of absence for military service or sickness, a leave of absence where the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted, a leave of absence for any other purpose approved by the Company or if the Committee otherwise so provides in writing.

15. General Provisions.

15.1 Status of Plan. The Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver shares of Common Stock or make payments with respect to Awards.

15.2 Award Agreement. An Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or Restricted Stock Units subject to the Award, the exercise price, base price or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement also may set forth the effect on an Award of a Change of Control and/or a termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and also may set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement. The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time. In the event of any conflict between the provisions of the Plan and any Award Agreement, the provisions of the Plan shall prevail.

15.3 No Assignment or Transfer; Beneficiaries. Except as provided in Section 6.6 hereof or as otherwise determined by the Committee, Awards under the Plan shall not be assignable or transferable by the Participant, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, in the event of the death of a Participant, except as otherwise provided by the Committee in an Award Agreement, an outstanding Award may be exercised by or shall become payable to the Participant’s beneficiary as determined under the Company 401(k) Retirement Plan or other applicable retirement or pension plan (the “Retirement Plan”). In lieu of such determination, a Participant may, from time to time, name any beneficiary or beneficiaries to receive any benefit in case of the Participant’s death before the Participant receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant and will be effective only when filed by the Participant in writing (in such form or manner as may be prescribed by the Committee) with the Company during the Participant’s lifetime. In the absence of a valid designation under the Retirement Plan or as provided above, if no validly designated beneficiary survives the Participant or if each surviving validly designated beneficiary is legally impaired or prohibited from receiving the benefits under an Award, the Participant’s beneficiary shall be the legatee or legatees of such Award designated under the Participant’s last will or by such Participant’s executors, personal representatives or distributees of such Award in accordance with the Participant’s will or the laws of descent and distribution. The Committee may provide in the terms of an Award Agreement or in any other manner prescribed by the Committee that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death.

15.4 Deferrals of Payment. The Committee may in its discretion permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award; provided, however, that such discretion shall not apply in the case of a Stock Option or Stock Appreciation Right. If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

15.5 No Right to Employment or Continued Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or any Participant any right to continue in the Service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or a Participant for any reason or no reason at any time.

15.6 Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.5 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights. The Committee may determine in its discretion the manner of delivery of Common Stock to be issued under the Plan, which may be by delivery of stock certificates, electronic account entry into new or existing accounts or any other means as the Committee, in its discretion, deems appropriate. The Committee may require that the stock certificates (if any) be held in escrow by the Company for any shares of Common Stock or cause the shares to be legended in order to comply with the securities laws or other applicable restrictions or should the shares of Common Stock be represented by book or electronic account entry rather than a certificate, the Committee may take such steps to restrict transfer of the shares of Common Stock as the Committee considers necessary or advisable.

15.7 Trading Policy and Other Restrictions. Transactions involving Awards under the Plan shall be subject to the Company’s Insider Trading and Regulation FD Policy and other restrictions, terms and conditions, to the extent established by the Committee or by applicable law, including any other applicable policies set by the Committee, from time to time.

15.8 Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with, or be exempt from, the requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, and that the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. In the event that any (i) provision of the Plan or an Award Agreement, (ii) Award, payment, transaction or (iii) other action or arrangement contemplated by the provisions of the Plan is determined by the Committee to not comply with the applicable requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements; provided, however, that no such action shall adversely affect any outstanding Award without the consent of the affected Participant. No payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under the Plan or an Award Agreement upon a termination of Service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if a Participant is a “specified employee” as defined in Section 409A of the Code at the time of termination of Service with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Award shall be deferred until the date that is six (6) months plus one (1) day following the date of the Participant’s termination of Service or, if earlier, the Participant’s death (or such other period as required to comply with Section 409A). In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

15.9 Securities Law Compliance. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares of Common Stock pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action that the Company determines is necessary or advisable to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired solely for investment purposes and without any current intention to sell or distribute such shares.

15.10 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any such substitute awards shall not reduce the Share Reserve; provided, however, that such treatment is permitted by applicable law and the listing requirements of the Nasdaq or other exchange or securities market on which the Common Stock is listed.

15.11 Tax Withholding. The Participant shall be responsible for payment of any taxes or similar charges required by law to be paid or withheld from an Award or an amount paid in satisfaction of an Award. Any required withholdings shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award, which may include permitting the Participant to elect to satisfy the withholding obligation by tendering shares of Common Stock to the Company or having the Company withhold a number of shares of Common Stock having a value equal to the minimum statutory tax or as otherwise specified in an Award Agreement, or similar charge required to be paid or withheld.

15.12 Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of shares of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

15.13 Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any Subsidiary. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or a Subsidiary, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

15.14 Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries.

15.15 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

15.16 Governing Law; Jurisdiction. The Plan and all rights hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable federal laws. Any action to enforce any of the provisions of the Plan or any Award Agreement shall be brought in a court in the State of Texas located in Harris County or, if subject matter jurisdiction exists, in the Houston Division of the U.S. District Court for the Southern District of Texas. The Company and any Participant consent to the jurisdiction of such courts and to the service of process in any manner provided by applicable Texas or federal law. Each party irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such court and any claim that such suit, action, or proceeding brought in such court has been brought in an inconvenient forum and agrees that service of process in accordance with the foregoing sentences shall be deemed in every respect effective and valid personal service of process upon such party.

15.17 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares of Common Stock or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

15.18 No Guarantees Regarding Tax Treatment. Neither the Company nor the Committee make any guarantees to any person regarding the tax treatment of Awards or payments made under the Plan. Neither the Company nor the Committee has any obligation to take any action to prevent the assessment of any tax on any person with respect to any Award under Section 409A of the Code, Section 4999 of the Code or otherwise and neither the Company nor the Committee shall have any liability to a person with respect thereto.

15.19 Data Protection. By participating in the Plan, each Participant consents to the collection, processing, transmission and storage by the Company, its Subsidiaries and any third party administrators of any data of a professional or personal nature for the purposes of administering the Plan.

15.20 Awards to Non-U.S. Participants. To comply with the laws in countries other than the United States in which the Company or any of its Subsidiaries or affiliates operates or has employees, Non-Employee Directors or consultants, the Committee, in its sole discretion, shall have the power and authority to (i) modify the terms and conditions of any Award granted to Participants outside the United States to comply with applicable foreign laws, (ii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals and (iii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 15.20 by the Committee shall be attached to this Plan document as appendices.

16. Term; Amendment and Termination; Stockholder Approval.

16.1 Term. This amendment and restatement of the Plan shall be effective as of the Restatement Effective Date. Subject to Section 16.2 hereof, the Plan shall terminate on the tenth anniversary of the Restatement Effective Date.

16.2 Amendment and Termination. The Board may from time to time and in any respect, amend, modify, suspend or terminate the Plan; provided, however, that no amendment, modification, suspension or termination of the Plan shall materially and adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award. The Board may seek the approval of any amendment, modification, suspension or termination by the Company’s stockholders to the extent it deems necessary in its discretion for purposes of compliance with Section 422 of the Code or for any other purpose, and shall seek such approval to the extent it deems necessary in its discretion to comply with applicable law or listing requirements of the Nasdaq or other exchange or securities market. Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any Award under the Plan without the consent of a Participant to the extent it deems necessary or desirable in its discretion to comply with, take into account changes in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations.

NCS MULTISTAGE HOLDINGS, INC. 19350 STATE HIGHWAY 249, SUITE 600 HOUSTON, TX 77070

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Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 24, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 24, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Class III Directors to serve until the 2026 Annual Meeting of Stockholders.	☐	☐	☐

Nominees

01)	W. Matt Ralls 02) John Deane 03) Ryan Hummer

The Board of Directors recommends you vote FOR proposal 2 and 3.		For	Against	Abstain

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2023.	☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

3.	To approve, on an advisory basis, the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:	1 year	2 years	3 years	Abstain

4.	To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers. ☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal :		For	Against	Abstain

5.	To approve the Amended and Restated 2017 Equity Incentive Plan.	☐	☐	☐

    Please sign exactly as your name (s) appear (s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

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NCS MULTISTAGE HOLDINGS, INC.

Annual Meeting of Stockholders

May 25, 2023, 9:00 AM, Central Time

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Ryan Hummer, Michael Morrison and Ori Lev, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NCS MULTISTAGE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Central Time on May 25, 2023 at 19350 State Highway 249, Suite 600, Houston, Texas 77070, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders.

Continued and to be signed on reverse side